UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )

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SI INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SI INTERNATIONAL, INC.
12012 Sunset Hills Road, Suite 800
Reston, Virginia 20190

April 20, 2005

Dear Fellow Stockholder:

You are invited to attend the SI International, Inc. Annual Meeting of Stockholders to be held on Thursday, June 16, 2005 at 8:30 a.m., local time, at the Hyatt Regency, 1800 Presidents Street, Reston, Virginia 20190.

The matters proposed for consideration at the meeting are:

•       The election of James E. Crawford, III and Walter C. Florence as Class III Directors serving a three (3) year term;

•       The ratification of the appointment of Ernst & Young LLP as our independent accountants for the current fiscal year;

•       The approval of the 2002 Amended and Restated Omnibus Stock Incentive Plan; and

•       The transaction of such other business as may come before the meeting or any adjournment thereof.

The accompanying Notice of Annual Meeting of Stockholders and proxy statement discuss these matters in further detail. We urge you to review this information carefully.

You will have an opportunity to discuss each item of business described in the Notice of Annual Meeting of Stockholders and proxy statement and to ask questions about our operations and us at the Annual Meeting.

It is important that your shares be represented and voted at the annual meeting. Whether or not you plan to attend the annual meeting, please sign and promptly return the enclosed proxy card using the envelope provided. If you do attend the annual meeting, you may withdraw your proxy and vote your shares in person.

Sincerely,

Ray J. Oleson
Chairman and Chief Executive Officer
Reston, Virginia

SI INTERNATIONAL, INC.
12012 Sunset Hills Road, Suite 800
Reston, Virginia 20190

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 16, 2005

You are invited to attend the SI International, Inc. Annual Meeting of Stockholders to be held on Thursday, June 16, 2005 at 8:30 a.m., local time, at the Hyatt Regency, 1800 Presidents Street, Reston, Virginia 20190.

The matters proposed for consideration at the meeting are:

1.                The election of James E. Crawford, III and Walter C. Florence as Class III Directors serving a three (3) year term.

2.                The ratification of the appointment of Ernst & Young LLP as SI International’s independent accountants for the current fiscal year.

3.                The approval of the 2002 Amended and Restated Omnibus Stock Incentive Plan; and

4.                The transaction of such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 27, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,

James E. Daniel
Secretary
Reston, Virginia
April 20, 2005

SI INTERNATIONAL, INC.
12012 Sunset Hills Road, Suite 800
Reston, Virginia 20190

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

To be held on June 16, 2005

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders, or the Annual Meeting, of SI International, Inc., which we refer to as SI International or the Company, to be held on Thursday, June 16, 2005 at 8:30 a.m., local time, at the Hyatt Regency in Reston, Virginia.

The purpose of the Annual Meeting and a description of the matters to be acted upon at the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the enclosed proxy card are being mailed to stockholders on or about April 30, 2005. We are also mailing to stockholders, along with this proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 25, 2004. The enclosed proxy card is solicited by our Board of Directors and will be voted at the Annual Meeting and any adjournments thereof. Shares represented by a properly executed proxy card in the accompanying form will be voted at the Annual Meeting in accordance with any instructions specified by the stockholder. If no instructions are given, the stockholder’s shares will be voted in accordance with the recommendations of the Board “FOR” each of the proposals presented in this proxy statement. Those recommendations are described later in this proxy statement.

SOLICITATION

SI International will bear the expenses in connection with the solicitation of proxies. Solicitation will be made by mail, but may also be made by telephone, personal interview, facsimile or personal calls by our officers, Directors or employees who will not be specially compensated for such solicitation. We may request brokerage houses and other nominees or fiduciaries to forward copies of our proxy statement and Form 10-K to beneficial owners of common stock, and we may reimburse them for reasonable out-of-pocket expenses incurred in doing so. In addition, we have engaged Innisfree M&A Incorporated to assist in the solicitation of proxies. We anticipate that we will incur total fees of approximately $15,000 plus $5.50 per phone call plus out-of-pocket expenses. Neither the number of phone calls nor the out-of-pocket expenses can be estimated at this time.

VOTING RIGHTS AND OUTSTANDING SHARES

The Board of Directors has fixed the close of business on April 27, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The presence at the Annual Meeting, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Votes cast in person or by proxy, abstentions and broker non-votes (which we define below) will be tabulated by the inspectors of election and will be considered in the determination of whether a quorum is present at the Annual Meeting. Ballots marked “abstain” will be counted as present and entitled to vote for purposes of determining whether a quorum exists for matters subject to a vote by the stockholders. If, with respect to any shares, a broker or other nominee submits a proxy card indicating that instructions have not been received from the beneficial owners or the persons entitled to vote, and if that broker or other nominee does not have discretionary authority to vote such shares (a “broker non-vote”) on one or more proposals, those shares will not be treated as present and entitled to vote for purposes of determining whether a quorum exists for matters subject to a vote by the stockholders. As of April 7, 2005, we had 11,107,348 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote.

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE.

IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE, AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU ARE PRESENT AT THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON AND THE PROXY WILL NOT BE USED.

PLEASE READ THE PROXY STATEMENT CONTAINED IN THIS BOOKLET FOR FURTHER INFORMATION CONCERNING THE MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING AND THE USE OF THE PROXY.

REVOCABILITY OF PROXIES

You may revoke the proxy at any time before it is exercised in the following ways:

•       You may make delivery of a written notice of revocation to our Corporate Secretary. All written notices of revocation or other communications with respect to revocation of proxies should be addressed to our Corporate Secretary at our principal executive offices as follows: SI International, Inc., 12012 Sunset Hills Road, Suite 800, Reston, Virginia, 20190, Attention: Corporate Secretary.

•       You may attend the Annual Meeting in person and revoke your proxy by either giving notice of revocation to the inspectors of election at the Annual Meeting or by voting at the Annual Meeting in person.

•       You may submit another proxy bearing a later date.

•       If you hold your shares in “street name,” you must contact your broker or other nominee to determine how to revoke your original proxy.

The only items of business that the Board intends to present or knows will be presented at the Annual Meeting are the items discussed in this proxy statement. The proxy confers discretionary authority upon the persons named in it, or their substitutes, to vote on any other items of business that may properly come before the meeting. All holders of record of our common stock at the close of business on April 27, 2005 will be eligible to vote at the Annual Meeting.

HOUSEHOLDING OF PROXY MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement or our annual report may have been sent to multiple stockholders in your household. We will promptly deliver to you a separate copy of either document if you write the Corporate Secretary at the following address: SI International, Inc., 12012 Sunset Hills Road, Reston, Virginia 20190, Attention: Corporate Secretary. If you and any other stockholders of the Company want to receive separate copies of our annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address.

BENEFICIAL OWNERSHIP

The following table sets forth certain information regarding the beneficial ownership of the shares of our common stock as of April 7, 2005 by:

•       Each person we know to beneficially own more than 5% of our common stock,

•       Each Director and nominee for Director,

•       Each of our executive officers named in the Summary Compensation Table under “Executive Compensation” below, and

•       All of our Directors and executive officers as a group.

On April 7, 2005, we had 11,107,348 shares of common stock outstanding. Except as noted, all information with respect to beneficial ownership has been furnished by the respective Director, executive officer or beneficial owner of more than 5% of our common stock, or is based on filings with the Securities and Exchange Commission, which we sometimes refer to as the SEC. Unless otherwise indicated below, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names. Beneficial ownership of the common stock has been determined for this purpose in accordance with the Securities Exchange Act of 1934, as amended, which provides, among other things, that a person is deemed to be the beneficial owner of the common stock if that person, directly or indirectly, has or shares voting power or investment power with respect to such stock or has the right to acquire such ownership within sixty days. Accordingly, the amounts shown in the table do not purport to represent beneficial ownership for any purpose other than compliance with Securities and Exchange Commission reporting requirements. Further, beneficial ownership as determined in this manner does not necessarily bear on the economic incidence of ownership of the common stock. Unless otherwise indicated below, the address of those identified in the table is SI International, Inc., 12012 Sunset Hills Road, Suite 800, Reston, Virginia 20190.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Ray J. Oleson(1)	287,544	2.6%
Dr. Walter J. Culver(2)	169,201	1.5%
S. Bradford Antle(3)	79,775	*
Thomas E. Dunn(4)	71,209	*
Paul R. Brubaker(5)	11,015	*
Thomas E. Lloyd(6)	68,050	*
Charles A. Bowsher(7)	7,500	*
James E. Crawford III(8)	665,181	5.9%
Walter C. Florence(9)	661,831	5.9%
Gen. R. Thomas Marsh (USAF—Ret.)(10)	19,332	*
Edward H. Sproat(11)	8,897	*
John P. Stenbit(12)	5,000	*
Frontenac Company VII, L.L.C., 135 South LaSalle St., Chicago, IL 60603(13)	656,778	5.9%
FMR Corp., 82 Devonshire Street, Boston, MA 02109(14)	1,118,905	10.0%
All officers and Directors as a group (12 individuals)(15)	1,392,757	12.5%

*                    Represents less than 1% of our outstanding stock

(1)          Includes 27,633 shares held by the Oleson L.P., of which Mr. Oleson and members of his immediate family are partners and Mr. Oleson exercises voting and dispository discretion; and approximately 76,564 shares subject to option exercise by Mr. Oleson within 60 days.

(2)          Includes 160,597 shares held jointly with Dr. Culver’s spouse, and approximately 8,604 shares subject to option exercise by Dr. Culver within 60 days.

(3)          Includes approximately 52,699 shares subject to option exercise by Mr. Antle within 60 days, 1,000 shares held jointly with Mr. Antle’s spouse, 3,000 shares held by Mr. Stephen B. Antle IRA FBO Mr. Stephen B. Antle, and 400 shares, held by Mr. Antle as custodian for his children of which he does not disclaim any beneficial ownership.

(4)          Includes approximately 30,140 shares subject to option exercise by Mr. Dunn within 60 days.

(5)          Includes 1,000 shares held jointly with Mr. Brubaker’s spouse, and approximately 10,015 shares subject to option exercise by Mr. Brubaker within 60 days.

(6)          Includes approximately 17,824 shares subject to option exercise by Mr. Lloyd within 60 days.

(7)          Includes approximately 7,500 shares subject to option exercise by Mr. Bowsher within 60 days.

(8)          Includes approximately 5,000 shares subject to option exercise by Mr. Crawford within 60 days, 625,336 shares held of record by Frontenac VII Limited Partnership, or Frontenac VII, 31,284 shares held by record by Frontenac Masters VII Limited Partnership, or Masters, 158 shares held by Frontenac Company VII, L.L.C., or Frontenac LLC, and 3,403 shares held individually by Mr. Crawford. Mr. Crawford is a Member of Frontenac LLC, the general partner of Frontenac VII and Masters. He disclaims any beneficial ownership of the shares, except to the extent of his interest in shares held by him individually and his pecuniary interest in Frontenac VII and Masters arising from his role as a Member of Frontenac LLC.

(9)          Includes approximately 5,000 shares subject to option exercise by Mr. Florence within 60 days, 625,336 shares held of record by Frontenac VII, 31,284 shares held by record by Masters, 158 shares held by Frontenac LLC, and 53 shares held individually by Mr. Florence. Mr. Florence is a limited partner of Frontenac Masters VII and disclaims any beneficial ownership of the shares held by Frontenac VII and Masters, except to the extent of his interest in shares held by him individually and his pecuniary interest in Masters arising from his role as a limited partner of Masters.

(10)   Includes approximately 10,545 shares subject to option exercise by General Marsh within 60 days.

(11)   Includes approximately 8,897 shares subject to option exercise by Mr. Sproat within 60 days.

(12)   Includes approximately 5,000 shares subject to option exercise by Mr. Stenbit within 60 days.

(13)   Frontenac LLC, is the general partner of both Frontenac VII, and Masters, and has the sole power to direct the vote of and direct the disposition of the shares held by Frontenac VII and Masters. Mr. Crawford, Paul D. Carbery, James E. Cowie, Rodney L. Goldstein, Martin J. Koldyke, Laura P. Pearl and Jeremy H. Silverman are members of Frontenac LLC and have the shared power to direct the voting and disposition of the shares held by Frontenac VII and Masters. Frontenac LLC, Frontenac VII, Messrs. Cowie, Carbery, Crawford, Goldstein, Koldyke and Silverman, and Ms. Pearl expressly disclaim that they have agreed to act as a group other than as described in the Schedule 13G/A filed by such persons with the Securities and Exchange Commission on February 9, 2005.

(14)   According to the Schedule 13G/A filed on February 14, 2005: (i) FMR Corp. has the sole power to vote or direct the vote of 322,209 shares, and the sole power to dispose or direct the disposition of 1,118,905 shares, (ii) Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and a registered investment adviser, is the beneficial owner of 798,496 shares as a result of acting as investment adviser to various registered investment companies, (iii) Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. and a bank, is the beneficial owner of 320,409 shares as a result of its serving as investment manager of the institutional accounts, and (iv) Edward C. Johnson, FMR Corp., through its control of Fidelity Management & Research Company, and the funds each has sole power to dispose of the 798,496 shares owned by the funds. Members of Edward C. Johnson’s family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

(15)   Includes 1,159,969 shares beneficially held by current Directors and officers as a group and approximately 237,788 shares subject to option exercisable within 60 days of April 7, 2005 held by current Directors and officers as a group.

ELECTION OF DIRECTORS

(PROPOSAL 1)

General.   The Company’s Second Restated Certificate of Incorporation, which we refer to as our Charter, and the Company’s Amended and Restated Bylaws, which we refer to as our Bylaws, provide for the classification of the Board of Directors into three classes (designated as Class I Directors, Class II Directors and Class III Directors), with members of each class holding office for staggered three-year terms. Vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes may be filled by either the affirmative vote of the holders of a majority of the then-outstanding shares of SI International or by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors.

Our Board of Directors currently consists of eight (8) members. The Board has adopted written charters for our Board committees described below. The Charter, the Bylaws, and the Board committee charters provide the framework for the Board’s governance of the Company. The written charters of our Board committees are available both on the “Investors” section of our website at www.si-intl.com and in print to any stockholder who requests it.

There are currently two Class III Directors, whose terms expire at the Annual Meeting, three Class I Directors, whose terms expire at the 2006 Annual Meeting of Stockholders, and three Class II Directors, whose terms expire at the 2007 Annual Meeting of Stockholders (in all cases subject to the election and qualification of their successors and to their earlier death, resignation or removal).

Each of the nominees for election as a Class III Director is currently on the Board of SI International and has indicated his willingness to serve, if elected. If any of the nominees for election as a Class III Director should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board of Directors. If elected at the Annual Meeting, each of the two nominees would serve until the 2008 Annual Meeting (subject to the election and qualification of his successor and to his earlier death, resignation or removal).

If a quorum is present and no stockholder has exercised cumulative voting rights, the Directors will be elected by a plurality of the votes of the shares cast in person or by proxy at the meeting. Abstentions and broker non-votes have no effect on the vote. If a stockholder has exercised cumulative voting rights, the two candidates receiving the highest number of affirmative votes of the shares entitled to be voted for such Directors will be elected Directors of the Company. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose. It is not anticipated that any nominee will be unable or unwilling to serve as a Director.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS.

NOMINATION OF CLASS III DIRECTORS

The names, ages as of April 7, 2005, principal occupations and other information concerning each nominee for Class III Director, are set forth below.

James E. Crawford III, 59, has served on our Board of Directors since October 1998 and is currently a managing director of Frontenac Company VII, L.L.C., a private equity investment firm. From 1984 to 1992, Mr. Crawford was a general partner of William Blair Venture Management Co., a venture capital fund. From 1986 to 1992, Mr. Crawford was a partner in William Blair & Company, an investment banking firm. Mr. Crawford currently serves on the board of directors of ypOne Publishing, LLC.

Walter C. Florence, 35, has served on our Board of Directors since May 2000 and is currently a managing director of Frontenac Company VII, L.L.C., a private equity investment firm. Prior to joining Frontenac LLC in 1994, Mr. Florence worked with Bear, Stearns & Co., Inc. Mr. Florence currently serves on the board of directors of ypOne Publishing, LLC.

INCUMBENT DIRECTORS

The names, ages as of April 7, 2005, principal occupations and other information concerning each incumbent Director are set forth below.

Incumbent Class I Directors

Mr. Charles A. Bowsher, 73, was appointed to our Board of Directors in April 2003. From 1997 to 2001, Mr. Bowsher served on, and as Chairman of, the Public Oversight Board of the SEC Practice Section for the American Institute of Certified Public Accountants (AICPA). From 1981 to 1996, Mr. Bowsher served as Comptroller General of the United States and head of the General Accounting Office. Prior to that he was affiliated with Arthur Andersen and Co. for 25 years, except for a four-year period when he served as Assistant Secretary of the Navy for Financial Management. Mr. Bowsher previously served on the Board of Directors of American Express Bank, from which he retired in May 2004. Mr. Bowsher currently serves on the board of directors of each of DeVry, Inc., where he is also serves as Chairman of the Audit Committee and Washington Mutual Investors Fund, where he serves as a member of the Audit and Governance Committees.

Dr. Walter J. Culver, 67, served as our Vice Chairman and Director of Major Programs from 2002 until his retirement from management on January 14, 2005. Dr. Culver continues as a member of our Board of Directors and has been on our Board since 1998. Dr. Culver was one of the co-founders of the Company and served as our President and Chief Operating Officer from October 1998 to March 2001. From March 2001 until May 2002 he served as Chairman and Chief Executive Officer of SI International Telecom Corporation. He has held executive positions in our industry since 1971, and management positions since 1965. From September 1997 to October 1998 Dr. Culver was self employed as a consultant and the Interim Chief Executive Officer of Aydin Yazilim ve Elektronik Sanayi, A.S., of Ankara, Turkey, a subsidiary of Aydin Corporation. From 1996 to 1997, Dr. Culver served as an Executive Vice President at CACI, Inc. From 1968 to 1990, Dr. Culver held positions at Computer Sciences Corporation including President of Defense Systems Division, President of a diversified federal division of 2,000 employees, and Corporate Vice President of Systems Integration. Dr. Culver serves on the Board of Directors of AAC, Inc.

Edward H. Sproat, 66, has served on our Board of Directors since November 2000. Mr. Sproat, former President of Network Services at Bell Atlantic, brings over 38 years of experience in the telecommunications field. From June 1993 until his retirement in June 2000, he was President and

Chief Operating Officer of Bell Atlantic Networks, which included all of its engineering, procurement, construction and operations. Prior to then, Mr. Sproat served as Vice President of Operations and Chief Operating Officer of Bell Atlantic-New Jersey and Vice President of Operations, Bell Atlantic Business Systems Services and Assistant Vice President of Financial Management for Bell Atlantic. Mr. Sproat formerly served on the Board of Directors of New Jersey Bell and Somerset Medical Center. Mr. Sproat previously served as a director of Evolving Systems, Inc., a provider of services software products, during calendar year 2002, where he also served as a member of the Audit Committee.

Incumbent Class II Directors

Ray J. Oleson, 60, has served as the Chairman of our Board of Directors and as our Chief Executive Officer since he founded our company in October 1998. He has held executive positions in our industry since 1977, and management positions since 1969. From 1990 to 1996 he was President and Chief Operating Officer of CACI, Inc., the primary wholly owned subsidiary of CACI International Inc. From 1987 to 1990 Mr. Oleson was the Operating Division President of one of CACI’s business units focused on federal government business. From 1985 to 1987 he served as President and Chief Operating Officer of Systems and Applied Sciences Corporation and from 1984 to 1985 he was Vice President, Marketing for that company. From 1977 to 1984 Mr. Oleson served as a Vice President of Computer Sciences Corporation. Mr. Oleson serves on the Board of Directors of AFCEA International, and of Enterprise Solutions Division for the Information Technology Association of America, both of which are non-profit professional associations.

General R. Thomas Marsh (USAF—Ret.), 80, has served on our Board of Directors since December 1998. From 1996 to 1997, General Marsh served as the Chairman of the President’s Commission on Critical Infrastructure Protection. From 1989 to 1991, he served as Chairman of Thiokol Corporation. General Marsh retired from active military duty with the Air Force in 1984. His military career included service as the Commander of the Electronics Division at Hanscom Air Force Base, Massachusetts and Commander of the Air Force Systems Command. He currently serves on the boards of directors of Teknowledge Corporation, and serves as Chairman of the Audit Committee of Teknowledge. He is also an advisor to the Georgia Tech Research Institute and is a Trustee Emeritus of the MITRE Corporation. He is a former Executive Director of the Air Force Aid Society.

John P. Stenbit, 63, has served on our Board of Directors since April 2004. From 2001 to his retirement in March 2004, Mr. Stenbit served as the Assistant Secretary of Defense for Command, Control, Communications, and Intelligence (C3I) and later as Assistant Secretary of Defense of Networks and Information Integration/Department of Defense Chief Information Officer, the C3I successor organization. From 1977 to 2001, he served as an Executive Vice President of TRW. He was a Fulbright Fellow and Aerospace Corporation Fellow at the Technische Hogeschool, Einhoven, Netherlands. He has chaired the Science and Technology Advisory Panel to the Director of Central Intelligence and the Research, Engineering and Development Advisory Committee for the Administrator of the Federal Aviation Administration. He has also served as a member of the Science Advisory Group to the directors of Naval Intelligence, Science Advisory Group for the Defense Communications Agency, Defense Science Advisory Board, the Navy Studies Board, and the National Research Council Manufacturing Board. He currently serves on the board of directors of SM&A Corporation, Cogent, Inc., and Viasat, Inc. Mr. Stenbit serves on the Compensation Committee for SM&A Corporation, the Compensation and Audit Committees for Cogent, Inc., and the Audit Committee of Viasat, Inc.

Election of Additional Directors

SI International is seeking up to two additional persons to serve as an independent Director of the Board. If SI International finds a qualified person to fill such a position, it is anticipated that the Board will create a new directorship by increasing the number of Board members from eight to nine or by appointing such person to any vacancy that occurs on the Board. The nomination of a candidate for this Board of Directors position is subject to recommendation by the Corporate Governance Committee and the appointment of the Board of Directors. The nominee will not be elected by stockholder vote because newly created directorships and vacancies on the Board may be filled by the affirmative vote of the majority of Directors then in office, even if less than a quorum of the Board. A Director elected by the Board to fill a vacancy shall serve for the remainder of the full term of the class of Directors in which the vacancy occurred and until such Director’s successor is elected and qualified.

Independence and Composition

Our Charter, and the National Association of Securities Dealers listing standards, which we refer to as the NASD listing standards, each require that a majority of our Board of Directors are “independent” Directors, as defined in our Charter and the NASD listing standards. The Board of Directors, upon the unanimous recommendation of the Corporate Governance Committee at a meeting of the full Board, has determined that Messrs. Bowsher, Crawford, Florence, Marsh, Sproat and Stenbit, representing a majority of our Board of Directors, are “independent” as defined in the NASD listing standards and our Charter. The Board made its determination based on information furnished by all directors regarding their relationships with the Company and research conducted by management. In addition, the Board consulted with the Company’s counsel to ensure that the Board’s determination would be consistent with all relevant securities laws and regulations as well as the NASD listing standards.

Stockholder Communications with Directors

The Company has a process whereby our stockholders can send communications to our Directors. This process is described in detail on our website at www.si-intl.com.

Board and Committee Meetings

During fiscal year 2004, there were nine meetings of the Board, four of which were telephonic meetings. Each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served that were held during the period for which he was a Director or committee member, respectively. In addition, the Board took action by unanimous written consent in lieu of meeting one time during fiscal year 2004. Our Board has adopted the position that it is the responsibility of individual Directors to make themselves available to attend scheduled and special Board meetings and the Annual Meeting of Stockholders on a consistent basis. All of our Directors attended the 2004 Annual Meeting of Stockholders.

Committees of the Board

The Board has an Audit Committee, a Compensation Committee and a Corporate Governance Committee, each of which deals with specific areas of the Board’s responsibility.

Audit Committee

The Board of Directors has established an Audit Committee, which is governed by a written charter that was amended on March 4, 2005 and which is attached hereto as Annex A. The Audit Committee reviews the professional services provided by our independent accountants, the independence of the accountants from our management, our annual financial statements and our system of internal control over financial reporting. The composition of the Audit Committee is subject to the independence and other requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder, which we collectively refer to as the Exchange Act, and the NASD listing standards. The Board of Directors, upon the unanimous recommendation of the Corporate

Governance Committee, has determined that all current members of the Audit Committee meet the audit committee composition and independence requirements of the Exchange Act and the NASD listing standards and that Mr. Charles A. Bowsher is an “audit committee financial expert” as defined in the Exchange Act.

The Audit Committee met eight times during fiscal year 2004. The current members of the Audit Committee are Charles A. Bowsher, who serves as Chairman, General Marsh and Mr. Sproat.

Compensation Committee

The Board of Directors has established a Compensation Committee, which is governed by a written charter that was amended on March 5, 2004 and is available on the “Investors” section of our website at www.si-intl.com. The proposed NASD listing standards require that the Compensation Committee consist solely of independent Directors. The Board of Directors, upon the unanimous recommendation of the Corporate Governance Committee, has determined that all current members of the Compensation Committee are “independent” as defined in the NASD listing standards.

The duties of the Compensation Committee include, among others:

•  fixing the compensation level of executive officers of the Company,

•  developing compensation policies that attract and retain the highest quality executives, articulate the relationship between corporate performance and executive compensation, and reward executives for the Company’s progress,

•  approving, reviewing and managing compensation plans and granting rights thereunder, and

•  overseeing the possible dilution to other shareholders because of options granted to management.

The Compensation Committee met four times during fiscal year 2004. During fiscal 2004 and until March 28, 2005, the members of the Compensation Committee were Mr. James E. Crawford, III, who served as Chairman, and Messrs. Walter C. Florence and Edward H. Sproat. As of March 28, 2005, the current members of the Compensation Committee are Edward Sproat, who serves as Chairman, and Messrs. Crawford, Florence, and Stenbit.

Corporate Governance Committee

The Board of Directors has established a Corporate Governance Committee, which is governed by a written charter that was amended on March 4, 2005 and which is available on the “Investors” section of our website at www.si-intl.com. The Corporate Governance Committee oversees and reviews nominations for our Board of Directors and evaluates and recommends corporate governance compliance policies and procedures applicable to SI International. In addition, the Corporate Governance Committee is charged with the task of assessing the performance of the Board of Directors on an annual basis and overseeing the annual self-assessments carried out by each of the committees of the Board, including the Corporate Governance Committee itself. The purpose of each of these assessments is to monitor the effectiveness of the Board and the committees, gather information regarding the ability of the Board and the committees to fulfill their mandates and responsibilities, and provide a basis for further evaluation and improvement of the policies of the Board and the committees.

Our Board has adopted a policy that the Corporate Governance Committee endeavor to identify individuals to serve on the Board who have expertise that is useful to us and complementary to the background, skills and experience of the other members of the Board. The Corporate Governance Committee’s assessment of the composition of the Board includes the following considerations: (a) the skills of each member of the Board, which includes an analysis of each Director’s business and management experience, information technology and government contractor industry experience, professional services industry experience, accounting experience, finance and capital markets experience, and level of understanding of corporate governance regulations and public policy matters, (b) the characteristics of each member of the Board, which includes an analysis of each Director’s ethical and moral standards, leadership abilities, sound business judgment, independence and innovative thought, and (c) the general composition of the Board of Directors, which includes an analysis of the diversity, age and public company experience of the Directors. The principal qualification for a Director is the ability to act in the best interests of the Company and its stockholders.

The Corporate Governance Committee also considers Directors nominees recommended by stockholders. The deadline for submissions of proposals for the 2005 Annual Meeting can be found under the section of this proxy statement captioned “Deadline for Stockholder Proposals.”

In order to nominate a Director nominee, a stockholder’s proposal must comply with all of the requirements of Rule 14a-8 as promulgated under the Exchange Act. In addition, any such proposals must include the following:

•  the name and address of the stockholder submitting the proposal, as it appears on our stock records, and of the beneficial owner thereof;

•  the number of shares of stock of each class that are owned beneficially and of record by the stockholder and the beneficial owner;

•  a description of all arrangements or understandings between the stockholder and the Director nominee and any other person pursuant to which the nomination is to be made by the stockholder; and

•  all information relating to the Director nominee that is required to be disclosed in solicitations of proxies for election of Directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a Director nominee and to serving as a Director if elected).

The Corporate Governance Committee does not evaluate Director candidates recommended by stockholders any differently than it evaluates Director candidates recommended by our Directors, management or employees.

The NASD listing standards require that the Corporate Governance Committee consist solely of independent Directors. The Board of Directors, upon the unanimous recommendation of the Corporate Governance Committee, has determined that all current members of the Corporate Committee are “independent” as defined in the NASD listing standards.

During fiscal 2004, the Corporate Governance Committee met once and one additional time with the full Board in attendance. During fiscal 2004 and until March 28, 2005, the members of the Corporate Governance were Mr. James E. Crawford, III, who serves as Chairman, and Messrs. Walter C. Florence and Edward H. Sproat. Mr. Sproat resigned from the Corporate Governance Committee on March 28, 2005 and was replaced by Mr. John Stenbit. As of March 28, 2005, the current members of the Corporate Governance Committee are Mr. Crawford, who serves as Chairman, and Messrs. Florence, and Stenbit.

Code of Ethics

Our Directors, as well as our officers and employees, are also governed by our Code of Ethics, which we refer to as our Code. The Code is available both on our website at www.si-intl.com or in print to any stockholder who requests it. Amendments to, or waivers from, a provision of the Code that apply to our Directors, executive officers or corporate controller will be posted to our website within five business days following the date of the amendment or waiver.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or compensation committee. Messrs. Crawford, Florence and Sproat served as the members of the Compensation Committee of our Board of Directors during our recently completed fiscal year 2004. None of these individuals has ever served as an officer or employee of the Company.

Director Compensation

Directors who are also employees of the Company do not receive any cash compensation from us for their services as members of the Board. Directors are entitled to reimbursement of expenses for attending each meeting of the Board and each committee meeting. In addition, for fiscal 2005, each non-employee Director will receive $18,000, payable in equal quarterly installments, as compensation for his services on the Board, and $1,000 for his personal attendance at each meeting of the Board. Further, the Chair of the Audit Committee will receive $12,000, and each other Audit Committee member will receive $4,000, payable in equal quarterly installments as compensation for services as Audit Committee Chairman and Committee member, respectively. The Chairs of the Compensation and Corporate Governance committees each will receive $6,000, payable in equal quarterly installments, as compensation for service as chairmen of these committees. The members of the Compensation and Corporate Governance committees, other than the Chairs of each such Committee, each will receive $2,000, payable in equal quarterly installments, as compensation for service as members of these Committees.

Currently, our non-employee Directors are eligible to receive non-qualified stock option grants under our 2002 Stock Incentive Plan. Pursuant to this plan, as currently in effect for fiscal 2004, each new non-employee Director will receive an initial stock option to purchase 10,000 shares of common stock, to be vested over a three (3) year period. In addition, each independent Director will receive a stock option grant for 2,500 shares of common stock in 2005 to vest in total three years from the grant date of such stock option grant. Certain of these grants include a provision for acceleration of vesting upon the occurrence of a designated change of control event. The exercise price of the options is to be 100% of the fair market value of our common stock on the date of grant.

We currently have reserved 1,920,000 shares of our common stock for issuance under the 2002 Stock Incentive Plan, subject to increase by an amount determined and approved by the Board not to exceed 160,000 shares in any fiscal year. In January 2005, the Board of Directors increased the number of reserved shares by 160,000 so that the total number of reserved shares increased from 1,760,000 to 1,920,000. In addition to our non-employee Directors, all of our employees are eligible to receive stock option grants under this plan. The Board may terminate the plan at any time. Set forth below in Proposal No. 3 is the Board’s recommendation that the stockholders approve the 2002 Amended and Restated Omnibus Stock Incentive Plan.

EXECUTIVE OFFICERS

As of April 7, 2005 the executive officers of the Company were Ray J. Oleson, Chairman and Chief Executive Officer (the biography of whom is included above), and the following four persons indicated in the table below:

Name, Age	Positions and Offices With the Company	Other Employment in Past Five Years
S. Bradford Antle, 49	President and Chief Operating Officer (since 2001) Executive Vice President (1999-2001)
Thomas E. Dunn, 53	Executive Vice President, Chief Financial Officer, and Treasurer (since 2001)	Chief Financial Officer of America One Communications (1998-2000)
Paul R. Brubaker, 44	Executive Vice President and Chief Marketing Officer (since 2003)

Chief Executive Officer of Aquilent (2002-2003);
President and General Manager of Commerce One e-Government Solutions (2001-2003); Deputy Assistant Secretary & Deputy Chief Information Officer, U.S. Department of Defense (1999-2001

Thomas Lloyd, 70	Vice President, Corporate Development (since 2002) Vice President, Mergers and Acquisitions (1998-2002)

EXECUTIVE COMPENSATION

The following table summarizes, for the last three fiscal years, the compensation paid to or earned by our Chief Executive Officer and our four other most highly paid executive officers (our “named executive officers”) serving as such during fiscal 2004.

SUMMARY COMPENSATION TABLE

		Annual		Long Term Compensation
		Compensation		Awards		Payouts
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)*	Restricted Stock Award(s) ($)	Securities Underlying Options/ SARS (#)	LTIP Payouts ($)	All Other Compensation ($)	Notes
Ray J. Oleson	2004	$372,077	$292,500	—	32,160	—	$22,530	(1)
Chairman and Chief	2003	333,776	332,276	—	32,160	—	15,174	(1)
Executive Officer	2002	242,590	—	—	160,865	—	57,741	(1)
Walter J. Culver, Ph.D(2).	2004	$254,808	$ 65,000	—	5,025	—	$ 2,600	(3)
Former Vice Chairman and	2003	250,000	62,500	—	4,340	—	2,400	(3)
Director of Major Programs	2002	250,000	—	—	21,750	—	2,500	(3)
S. Bradford Antle	2004	$253,846	$204,000	—	34,805	—	$16,130	(4)
President and Chief	2003	218,457	228,350	—	14,780	—	16,034	(4)
Operating Officer	2002	200,000	—	—	84,731	—	11,561	(4)
Thomas E. Dunn	2004	$213,077	$165,000	—	28,725	—	$ 2,600
EVP, Chief Financial	2003	177,945	181,230	—	8,700	—	2,400	(3)
Officer and Treasurer	2002	160,000	—	—	43,520	—	5,031	(3)
Paul R. Brubaker(5)	2004	$229,327	$ 81,000	—	5,025	—	—
EVP and Chief Marketing	2003	—	—	—	25,000	—	—
Officer	2002	—	—	—	—	—	—

*                    Executive officer bonuses for fiscal year 2004 identified in this table were paid in February 2005.

(1)          Includes approximately $19,930, $11,700 and $9,709 in aggregate payments on an automobile lease and related expenses, and approximately $2,600, $1,686 and $4,652 in aggregate payments by the Company to Mr. Oleson’s 401(k) account for fiscal years 2004, 2003 and 2002, respectively. Includes approximately $43,380 in aggregate premium for a split-dollar life insurance policy attributable to fiscal year 2002 and paid during fiscal year 2001.

(2)          Dr. Culver resigned from his officer position as of January 14, 2005. He continues to serve as a member of the Board of Directors.

(3)          Includes the Company’s contribution to the individual’s 401(k) account.

(4)          Includes approximately $13,706, $11,846 and $7,793 in aggregate payments on an automobile lease and related expenses, and approximately $2,424, $2,400 and $3,768 in aggregate payments by the Company to Mr. Antle’s 401(k) account for fiscal years 2004, 2003 and 2002, respectively.

(5)          Mr. Brubaker began his employment in December 2003.

OPTION GRANTS IN LAST FISCAL YEAR

The following table shows information with respect to grants of options to the named executive officers for fiscal 2004.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal 2004	Exercise Price Per Share	Expiration Date	5%	10%
Ray J. Oleson	32,160	5.8%	$16.43	01/15/2014	$332,301	$842,116
Ray J. Oleson	25	*	$25.18	10/15/2014	393	1,003
Walter J. Culver, Ph.D.	5,000	0.9%	$16.43	01/15/2014	51,664	130,926
Walter J. Culver, Ph.D.	25	*	$17.35	01/14/2014	273	691
S. Bradford Antle	34,780	6.3%	$16.43	01/15/2014	359,373	910,721
S. Bradford Antle	25	*	$20.55	07/09/2004	323	819
Thomas E. Dunn	28,700	5.2%	$16.43	01/15/2014	296,550	751,515
Thomas E. Dunn	25	*	$25.01	04/19/2004	393	996
Paul R. Brubaker	5,000	0.9%	$16.43	01/15/2014	51,664	130,926
Paul R. Brubaker	25	*	$25.21	04/20/2004	396	1,004
Thomas Lloyd	5,380	1.0%	$16.43	01/15/2014	55,590	140,876
Thomas Lloyd	25	*	$17.35	01/14/2004	273	691

*                    For this table, this represents percentages that are less than 0.01%.

(1)          Amounts reflect certain assumed rates of appreciation set forth in the Securities and Exchange Commission’s executive compensation disclosure rules. Actual gains, if any, on stock options exercised will depend on future performance of our common stock. No assurance can be given that the amounts reflected in these columns will be achieved.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

The following table sets forth certain information concerning stock options held by the named executive officers as of December 25, 2004.

			Number of Securities
	Number of		Underlying Unexercised		Value of Unexercised
	Shares		Options at End of		in-the-Money Options
	Acquired on	Value	Fiscal Year		at End of Fiscal Year(1)
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Ray J. Oleson	—	$—	96,556	128,665	$1,756,013	$2,141,043
Walter J. Culver, Ph.D.	4,481	89,889	8,597	18,037	150,985	298,932
S. Bradford Antle	—	—	50,862	83,459	949,538	1,375,393
Thomas E. Dunn	—	—	26,133	54,817	475,177	608,905
Paul R. Brubaker	—	—	10,008	20,017	120,048	254,203
Thomas Lloyd	—	—	17,817	22,616	330,139	382,100

(1)          Value is calculated by subtracting the exercise price per share from $31.25, which is the last reported sale price of the common stock on December 23, 2004, the last trading day of fiscal 2004, and multiplying the result by the number of shares subject to the option.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about the securities authorized for issuance under SI International’s equity compensation plans as of December 25, 2004:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(*)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities to be issued upon exercise of outstanding options, warrants and rights)
Equity compensation plans approved by security holders	1,405,257	14.93	453,607
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	1,405,257	14.93	453,607

*                    The number of shares of our common stock reserved for issuance under the Company’s 2002 Stock Incentive Plan as of December 25, 2004 was 1,760,000. The Company’s 2002 Stock Incentive Plan provides that the number of shares reserved for issuance may be increased annually by the Board by the lesser of (i) 160,000 shares, or (ii) an amount determined by the Board. In January 2005, the Board voted to increase the number of shares reserved for issuance under the 2002 Stock Incentive Plan by 160,000 shares, which increased the total number of shares reserved for issuance under this plan to 1,920,000 shares of our common stock.

Executive Employment Contracts

In July 2002, we entered into Executive Employment Agreements with each of Ray Oleson, Dr. Walter Culver, S. Bradford Antle, Thomas Lloyd and Thomas Dunn. In March 2005, we entered into an Executive Employment Agreement with Paul Brubaker. Pursuant to the terms of these agreements, each executive’s employment extends for a period of one year with automatic extensions for one year terms thereafter unless the executive is given notice of termination no later than 90 days prior to the anniversary of the agreement. Under the terms of their agreements and as of December 25, 2004 (March 18, 2004 for Mr. Brubaker), the base salaries for Messrs. Oleson, Antle, Lloyd, Dunn, and Brubaker were $390,000, $272,000, $160,000, $220,000, $225,000, respectively. These base salaries are reviewed annually by the Compensation Committee, including most recently in July 2004. Each executive is eligible to receive a bonus following the end of each fiscal year in accordance with the performance-based bonus plans established by the Board of Directors. Each executive is also eligible for equity incentives in the form of executive stock grants and stock option grants. Upon termination other than for cause (as defined in the applicable agreement), the executive will be entitled to receive his base salary, a pro-rata portion of any performance-based bonus and disability, accident and health insurance benefits for the twelve months following termination. According to the terms of the agreements, each executive will be bound by confidentiality and invention assignment provisions and will be prohibited from competing with us for the six months following termination and from soliciting our customers or employees for the twelve months following termination. Dr. Culver retired from management on January 14, 2005 and is, therefore, no longer subject to his Executive Employment Agreement. Dr. Culver currently serves as a consultant to the Company; the terms of his consulting position are governed by a Consulting Services Agreement between Dr. Culver and the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Until the closing of our initial public offering, Frontenac VII Limited Partnership and Frontenac Masters VII Limited Partnership joined our management team and other unaffiliated investors in governing the affairs of an entity that held a significant number of shares of our common stock and all of the outstanding shares of our preferred stock. Two members of our Board of Directors, Messrs. Crawford and Florence, are affiliated with Frontenac Company VII, L.L.C., the sole general partner of each of Frontenac VII Limited Partnership and Frontenac Masters VII Limited Partnership.

Messrs. Oleson, Culver, Lloyd, Antle and Dunn and General Marsh, Frontenac VII Limited Partnership, Frontenac Masters VII Limited Partnership and SI International, L.L.C. are all parties to our registration rights agreement. Pursuant to the terms of the registration rights agreement, these stockholders have the right to require us to file a registration statement under the Securities Act of 1933, as amended, or the Securities Act, to permit those shares to be sold in the public market. This right may be exercised on three occasions following our initial public offering. These stockholders also have the right to require us on unlimited occasions to file additional registration statements on Form S-3 in order to permit their shares to be sold in the public markets. In addition, in the event that we decide to register any of our securities under the Securities Act, we are required, with certain exceptions, to include in our registration the registrable securities of any holder who so requests. The expenses incurred in such registrations will be borne by us.

On March 22, 2004, we filed with the Securities and Exchange Commission a registration statement on Form S-3, pursuant to which we may from time to time offer, in one or more series, separately or together, common stock, preferred stock, preferred stock represented by depositary receipts, warrants to purchase common or preferred stock and debt securities. The aggregate initial public offering price of the securities that the Company may offer through that prospectus is up to $100,000,000. In addition, up to 1,500,000 shares of common stock, in the aggregate, held by Frontenac VII Limited Partnership and Frontenac Masters VII Limited Partnership may be offered from time to time in one or more offerings under that prospectus. In October 2004, the Company, Frontenac VII Limited Partnership and Frontenac Masters VII Limited Partnership sold an aggregate of 3,520,000 shares of the Company’s common stock in an underwritten public offering priced at $21.85 per share. Of the 3,520,000 shares sold, 2,520,000 shares were sold by the Company and 1,000,000 shares were sold by the selling stockholders.

In June 2004, the disinterested Directors of the Board of Directors reviewed and approved a request that the Company terminate the Stockholders Agreement dated July 9, 1999 by and among the Company and certain of its officers and Directors. The disinterested Directors determined that the majority of the provisions of the Stockholders Agreement were no longer in effect or had been previously satisfied, and that the remaining provisions, including certain lock-up provisions, were applicable through other contractual arrangements of the parties.

The Company has entered into indemnity agreements with certain of its executive officers and each of its Directors, which provide, among other things, that the Company will indemnify such officer or Director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a Director or executive officer of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Bylaws. These agreements are in addition to the indemnification provided to the Company’s officers under its Bylaws in accordance with Delaware law.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall it be incorporated by reference into any filing by SI International under the Securities Act or the Exchange Act.

Executive Compensation Philosophy

The Compensation Committee is responsible for reviewing and approving the compensation of the Chief Executive Officer, the other executive officers of the Company, and those officers reporting directly to the Chief Executive Officer. The Chief Executive Officer and his management team make recommendations to the Committee regarding base compensation and other short-term and long-term incentive plans designed to reward performance achievements. The Committee also considers peer company compensation data as well as salary and other survey tools provided or available to the Committee.

Our compensation program and policies are designed to help us attract, motivate and retain executives of outstanding ability in order to maximize return to stockholders. The primary objectives of our executive compensation program are to:

•       Provide total compensation opportunities that are competitive with opportunities provided to executives of comparable companies at comparable levels of performance;

•       Ensure that our executives’ total compensation levels vary based on both our short-term financial performance and growth in stockholder value over time;

•       Focus and motivate executives on the achievement of defined objectives; and

•       Reward executives in accordance with their relative contributions to achieving strategic milestones and upholding key mission-related objectives.

In designing and administering its executive compensation program, we attempt to strike an appropriate balance among these objectives.

The Board, through the Compensation Committee, will annually revisit the manner in which it implements our compensation policies in connection with executive staff. Our policies will continue to be designed to align the interests of our executives and senior staff with the long-term interests of the stockholders.

Our executive compensation programs consist of three principal elements: base salary, short-term incentive cash payments and long-term stock options, each of which is discussed below.

Base Compensation

Executive compensation is reviewed annually by the Compensation Committee. In fiscal year 2004, executive compensation recommendations were presented to and approved by the Compensation Committee in July 2004, and we anticipate that executive compensation will be reviewed by the Committee this year in or about July 2005.

The Chief Executive Officer presents to the Committee recommendations for base compensation adjustments for the executive officers and those officers reporting directly to the Chief Executive Officer. Individual adjustments are reviewed and approved by the Compensation Committee based upon individual achievement and contribution. In addition, the Compensation Committee reviews third party studies providing benchmark data for executive compensation, which it uses in determining the appropriate total executive compensation.

As part of the annual compensation review during fiscal 2004, the Compensation Committee reviewed the established executive salary grades with corresponding salary ranges for each grade. The executive compensation structure approved by the Compensation Committee was based upon an analysis of the executive compensation of the Company’s peer group as set forth in publicly available 2004 proxy statements. Management also engaged a nationally-recognized compensation consultant to assist in developing salary grade and range information.

Short-Term Incentive Compensation

Our compensation philosophy emphasizes incentive pay to leverage both individual and organizational performance. Our short-term incentive compensation program rewards executives for accomplishing primarily annual, organizational and individual business unit objectives. The program is defined to reward individual achievement of performance objectives based upon the achievement of organizational and business unit goals.

Bonus eligibility and plan requirements are established at the beginning of each fiscal year. Bonus goals are based upon recommendations made by the Chief Executive Officer and approved by the Board of Directors. The Compensation Committee is responsible for reviewing the recommendations made to it based upon the actual fiscal year performance as compared to the bonus goals established by the Board of Directors at the beginning of the fiscal year. The Compensation Committee also is responsible for approving bonus awards recommended to it for Chief Executive Officer, the other executive officers, and those officers reporting directly to the Chief Executive Officer, and for approving the total actual bonus pool. Bonus awards for fiscal year 2004 were reviewed and approved by the Compensation Committee at its meeting in February 2005, and bonus payments were made in February 2005.

Long-Term Incentive Compensation

The 2002 Stock Incentive Plan is designed to reward executives and other employees for long-term growth consistent with Company performance and stockholder return. The ultimate value of the long-term incentive compensation awards is dependent upon the actual performance of our stock price over time.

During fiscal year 2004, incentive stock option grant recommendations for the executive officers and the direct reports of the Chief Executive Officer were made and approved in January 2004. The Compensation Committee anticipates that stock option grants to the executive officers and direct reports of the Chief Executive Officers will continue to be reviewed annually at the beginning of each fiscal year.

During fiscal 2004, approximately 1,036 Company employees received an aggregate of 551,285 stock options at a weighted exercise price of $18.00 per share. All such grants were subject to the terms of the 2002 Stock Incentive Plan or other stock option plans of the Company under which stock options are no longer being issued. Our Chief Executive Officer and our four other highest paid executive officers received stock options during fiscal year 2004 totaling 111,170 shares at prices ranging from $16.43 to $25.21 per share.

Compensation of Chief Executive Officer

Mr. Oleson has served as the Chairman and Chief Executive Officer since the Company was founded in October 1998. The compensation of the Chief Executive Officer was developed based upon data obtained from the publicly available 2004 proxy statements of the Company’s peer group. This information was further supported by information provided from a nationally recognized compensation consultant engaged by the Company, as well as national and local area salary surveys. In conjunction with this review and based upon this information, the Compensation Committee unanimously approved an increase in the base salary of the Chief Executive Officer to $390,000, effective July 2004. In February 2005, the Compensation Committee reviewed the financial and other performance achievements of the Company as compared to the performance objectives established by the Board of Directors at the beginning of fiscal year 2004. Based upon this review and a determination that the Company exceeded both revenue and profitability targets established at the beginning of fiscal year 2004, the Compensation Committee approved a bonus in the amount of $292,500 for the Chief Executive Officer for fiscal 2004, which was paid in February 2005. In July 2002, the Company entered into an employment agreement with Mr. Oleson, which provides for consecutive one year terms of employment and which may be terminated by either party with 90 days prior written notice. Mr. Oleson’s compensation, including his base salary, is subject to annual review, expected to occur again in July 2005. Mr. Oleson is also eligible, based on achievement of certain performance objectives, to receive an annual bonus of up to 100% of his base salary amount and is entitled to severance pay equal to 12 months base salary and pro-rated bonus, plus benefits.

Compensation Deductibility

Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a limit on tax deductions for annual compensation in excess of one million dollars paid by a corporation to its chief executive officer and the other four most highly compensated executive officers of the corporation. This provision excludes certain forms of “performance based compensation” from the compensation taken into account for purposes of the limit. The Board believes that it has structured its current compensation programs in a manner to allow us to fully deduct executive compensation under Section 162(m) of the Internal Revenue Code. The Board will continue to assess the impact of Section 162(m) of the Internal Revenue Code on its compensation practices and determine what further action, if any, is appropriate.

RESPECTFULLY SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
/s/ JAMES E. CRAWFORD III
James E. Crawford, III, Chairman
/s/ WALTER FLORENCE
Walter Florence, Member
/s/ EDWARD SPROAT
Edward Sproat, Member
Dated: March 3, 2005

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall it be incorporated by reference into any filing by SI International under the Securities Act or the Exchange Act.

All three (3) of the Audit Committee members are independent and financially literate, as defined by the charter of the Audit Committee, the applicable Securities and Exchange Commission rules, and the listing standards of the Nasdaq National Market. In accordance with a written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for overseeing of the quality and integrity of SI International’s financial reporting processes. A current copy of the Audit Committee Charter is available both at the “Investor” section of the Company’s website located at www.si-intl.com and in print to any stockholder who requests it. Management is responsible for the Company’s internal control over financial reporting and the financial reporting process. The Company’s independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with accounting principles generally accepted in the United States, issuing a report on those consolidated financial statements, and issuing an attestation report on management’s assessment of the Company’s internal control over financial reporting. The Audit Committee is responsible for monitoring and overseeing these processes.

In fulfilling its responsibilities set forth in the Audit Committee Charter, the Committee has accomplished the following:

1.     It has reviewed and discussed the audited financial statements for fiscal year 2004 with management.

2.     It has discussed with its independent accountants, Ernst & Young LLP, the matters required to be discussed by Statements on Auditing Standards (SAS) 61 (Codification of Statements on Accounting Standards), as amended through March 4, 2005, which includes, among other items, matters related to the conduct of the audit of our financial statements.

3.     It has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board’s Standard No. 1 (Independence Discussions with Audit Committee), as amended through March 4, 2005, which relates to the accountant’s independence from us and our related entities.

4.     It has discussed with Ernst & Young LLP their independence from us under Independence Standards Board’s Standard No. 1 (Independence Discussions with Audit Committee).

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 25, 2004 for filing with the Securities and Exchange Commission.

During 2004, one of the primary focuses of the Audit Committee was ensuring the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002, pursuant to which management is responsible for establishing and maintaining adequate disclosure controls and procedures and internal control over financial reporting. Disclosure controls and procedures are designed with the objective of ensuring that information required to be disclosed in our reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms. Disclosure controls and procedures also are designed with the objective of ensuring that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

Specifically, internal control over financial reporting is a process designed by, or under the supervision of, the Company’s Chief Executive Officer and Chief Financial Officer, and effected by the Company’s

Board of Directors, management and other personnel, including the Audit Committee, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that pertain to:

•       the maintenance of accurate and detailed records,

•       the recordation of transactions as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles,

•       the authorization of the Company’s receipts and expenditures, and

•       the timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material adverse effect on the Company’s financial statements.

The Company carried out an assessment as of December 27, 2004 of the effectiveness of the design and operation of its disclosure controls and procedures and its internal control over financial reporting. This assessment was done under the supervision and with the participation of management, including the Company’s Chief Executive Officer and Chief Financial Officer, as well as the participation of the Audit Committee, the independent accountants and the Accounting department. The independent accountants will continue to test the internal controls and report findings to the Audit Committee on a regular basis, so that the Audit Committee can monitor the ongoing effectiveness of those controls.

RESPECTFULLY SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS,
/s/ CHARLES A. BOWSHER
Charles A. Bowsher, Chairman
/s/ GENERAL R. THOMAS MARSH
General R. Thomas Marsh (USAF, Retired), Member
/s/ EDWARD SPROAT
Edward Sproat, Member
Dated: March 4, 2005

COMPARATIVE STOCK PRICE PERFORMANCE GRAPH

The comparisons on the following graph and table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of our common stock. The information contained in this table shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall it be incorporated by reference into any previous or future filings under the Securities Act or the Exchange Act.

The following graph compares the cumulative total stockholder return on our common stock from November 12, 2002 (the first trading in common stock of SI International) through December 24, 2004, with the cumulative total return on (i) the Nasdaq Stock Market—U.S. index and (ii) a peer group composed of SI International and the following other Federal Government Service Providers with whom we compete: Anteon International Corp., CACI International Inc., DigitalNet Holdings, Inc., Dynamics Research Corp., ManTech International Corp., MTC Technologies Inc., PEC Solutions Inc., SRA International Inc. and Titan Corp. DigitalNet Holdings, Inc. is included in the graph below but, because all of the capital stock of DigitalNet Holdings, Inc. was acquired by BAE Systems North America Inc., in November, 2004, DigitalNet’s stock is no longer listed or publicly traded. Since DigitalNet’s  stock can no longer be tracked for purposes of stock price performance, SI International will not include it in future Comparative Stock Price Performance Graphs.

The graph assumes an investment of $100 on November 12, 2002 in each of SI International, the Nasdaq Stock Market—U.S. index and the members of our peer group. The comparison also assumes that all dividends are reinvested and all returns are market-cap weighted. The historical information set forth below is not necessarily indicative of future performance.

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG SI INTERNATIONAL, INC.,
THE NASDAQ STOCK MARKET—U.S. INDEX AND FEDERAL GOVERNMENT SERVICES
PROVIDER INDEX

December 24, 2004
SI International	$223.21
Nasdaq Stock Market U.S. Index	$160.10
Federal Government Services Provider Index	$144.17

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

(PROPOSAL 2)

Independent Accountants For 2005

The Board of Directors, which includes all of the members of the Audit Committee, has selected the firm of Ernst & Young LLP as SI International’s independent accountants for the current fiscal year. Ernst & Young LLP has served as SI International’s independent accountants since May 30, 2002. Stockholder ratification of the Board of Directors’ selection of Ernst & Young LLP as the Company’s independent accountants is not required by law, by the Company’s bylaws or otherwise. However, the Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Board of Directors will reconsider whether or not to retain Ernst & Young LLP. In such event, the Board of Directors may retain Ernst & Young LLP, notwithstanding the fact that the stockholders did not ratify the selection, or select another nationally recognized accounting firm without re-submitting the matter to the stockholders. Even if the selection is ratified, the board of Directors reserves the right in its discretion to select a different nationally recognized accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

If a quorum is present and no stockholder has exercised cumulative voting rights, the appointment of the independent accountants will be ratified by a majority of the voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the ratification of the appointment of the independent accountants. Abstentions and broker non-votes have no effect on the vote.

Fees Paid to Independent Accountants

The following table presents fees for audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for fiscal years 2004 and 2003, and fees billed for other services rendered by Ernst & Young LLP during those periods.

Fees	Fiscal Year 2004	Fiscal Year 2003
Audit Fees(1)	754,030	$310,000
Audit-Related Fees(2)	211,942	$265,000
Tax Fees(3)	115,000	$215,000
All Other Fees	—	—

(1)          Audit Fees—These are fees for professional services rendered by Ernst & Young LLP in connection with the audit of the Company’s financial statements, including review of financial statements included in the Company’s 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements. For fiscal year 2004, these fees included audit and attest work of Ernst & Young LLP associated with the Company’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act 2002.

(2)          Audit-Related Fees—These are fees for assurance and related services performed by Ernst & Young LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements. This includes: employee benefit plan audits; due diligence in connection with potential mergers and acquisitions; consulting on financial accounting/reporting standards, and attest services not required by statute or regulation.

(3)          Tax Fees—These are fees for professional services performed by Ernst & Young LLP with respect to tax compliance, tax advice and tax planning. This includes: preparation of original and amended tax returns for the Company and its consolidated subsidiaries; refund claims; payment planning; tax audit assistance; and tax work stemming from “Audit-Related” items.

(4)          All Other Fees—These are fees for other permissible work performed by Ernst & Young LLP that does not meet the above category descriptions.

Audit, Audit-Related and Non-Audit services provided by our independent accountant, Ernst & Young, are subject to a policy of the Company regarding the Pre-Approval of Audit and Non-Audit Services. The Audit Committee monitors audit services engagements, reviews such engagements at least quarterly, and approves any changes in the terms, conditions, fees, or scope of such engagements. The Audit Committee has pre-approved certain services, including the following: 1) services associated with registration statements, periodic reports and other documents filed with the SEC, and services related to securities offerings and responses to SEC comment letters (e.g., consents and comfort letters); 2) consultations and assistance related to accounting, financial reporting or disclosure matters, and the actual or potential impact of final or proposed rules, standards of interpretation by the SEC, FASB, or other regulatory or standard-setting bodies; 3) audit related services; and 4) tax services. The following services require specific pre-approval of the Audit Committee: 1) annual audit services engagement, terms and fees, including required quarterly reviews; 2) attestation engagement for the independent auditor’s report on management’s report on internal control for financial reporting; and 3) audit of 401(k) plan(s) for the fiscal year end. In accordance with SEC rules and regulations, the following services will not be provided by the independent auditor: 1) bookkeeping or other services related to the accounting records or financial statements of the Company; 2) financial information systems design and implementation; 3) appraisal or valuation services, fairness opinions or contribution-in-kind reports; 4) actuarial services; 5) internal audit outsourcing; 6) management functions; 7) human resources; 8) broker-dealer, investment adviser or investment banking services; 9) legal services; and 10) expert services unrelated to the audit. A copy of this policy is available on our website, www.si-intl.com, along with a copy of the Charter of the Audit Committee and is also available in print to any stockholder who requests it.

Each year, the independent accountant’s retention to audit the Company’s financial statements, including the associated fee, is approved by the Audit Committee and the appointment of the independent auditor is presented to the stockholders for ratification. The Audit Committee of the Board of Directors believes that the provision of services by Ernst & Young LLP is compatible with maintaining such auditor’s independence.

During the course of the fiscal year and in accordance with this policy, the Audit Committee will evaluate known potential engagements of the independent accountant, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent accountant’s independence from management.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS.

APPROVAL OF THE
2002 AMENDED AND RESTATED
OMNIBUS STOCK INCENTIVE PLAN

(PROPOSAL 3)

General.   In April 2005, our Board of Directors approved the 2002 Amended and Restated Omnibus Stock Incentive Plan (the “Amended and Restated Plan”) and is recommending the Amended and Restated Plan to our stockholders for approval. The Amended and Restated Plan amends and restates the 2002 Stock Incentive Plan (the “Plan”) by (i) increasing the number of shares of common stock reserved and available under the Plan by 1,000,000 shares, (ii) permitting the grant of deferred shares, performance shares and performance units, (iii) prohibiting repricing of options without prior stockholder approval, (iv) limiting the number of shares of common stock subject to awards a participant may receive in any calendar year to 300,000 shares and the number of performance units to 500,000 units and adding other administrative provisions to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); (v) eliminating the provision that previously provided for an automatic increase each fiscal year by a number equal to the lesser of 160,000 shares and an amount determined by the Board of Directors, (vi) providing that non-qualified stock option grants will be priced at one hundred percent (100%) of fair market value; (vii) providing for minimum vesting periods of stock bonus awards, restricted common stock awards, stock appreciation rights, deferred shares, and other stock awards subject to the possible acceleration of the vesting schedule at the discretion of the administrator; and (viii) providing that future amendments to the Amended and Restated Plan that increase the number of shares allocated, modify participation requirements, or materially increase benefits accruing to the participants under the Plan will be subject to stockholder approval; and (ix) making other technical changes to the Plan.

Reasons for the Amendment and Restatement.   The Plan was adopted by the Board of Directors in October 2002, and was approved by the stockholders of the Company. We currently have reserved 1,920,000 shares of our common stock for issuance under the Plan, and the Plan currently provides that such number will automatically increase at the beginning of each fiscal year by a number equal to the lesser of 160,000 shares of common stock and an amount determined by the Board of Directors. As of January 2005, the number of reserved shares had increased to 1,920,000. The Amended and Restated Plan, subject to stockholder approval, sets the number of reserved and available shares under the Plan at 2,920,000 shares of common stock, and eliminates the provision that previously provided for an increase in the number of shares each fiscal year during the term of the Amended and Restated Plan.

Based upon the last reported sale price on the Nasdaq National Market on April 4, 2005 ($27.63 per share), the maximum aggregate value of the additional 1,000,000 shares of common stock reserved for under the Amended and Restated Plan would be $27,630,000.

The Board of Directors established the Plan to promote the best interests of the Company and its stockholders by assisting the Company and its affiliates in the recruitment and retention of persons with ability and initiative, providing an incentive to such persons to contribute to the growth and success of our businesses by affording such persons equity participation in the Company and associating the interests of such persons with those of the Company and its affiliates and stockholders. The classes of persons who will be eligible to participate in, and the basis of their participation in, the Plan (and the Amended and Restated Plan) are described below in “Summary of the 2002 Amended and Restated Omnibus Stock Incentive Plan.” As of April 4, 2005, there are a total of 1,528,426 shares subject to outstanding awards under the Plan and there are 391,574 shares of common stock remaining available for issuance under the Plan. The Board of Directors believes that the remaining number of shares of common stock available for issuance under the Plan is not sufficient for future granting needs and that the amendment to the Plan to increase the number of shares available is necessary to provide for an adequate number of shares to be available for grants in the future. The Board of Directors believes that increasing the number of shares of common stock available for issuance under the Plan will help us achieve the purposes of the Plan set forth above.

As further described below, the Plan is also being amended to permit the grant of deferred shares, performance shares and performance units, as well as to provide for awards to be made pursuant to specified performance objectives in compliance with Section 162(m) of the Code (“Section 162(m)”).

Section 162(m) limits a corporation’s income tax deduction for compensation paid to each executive officer to $1 million per year unless the compensation qualifies as “performance-based compensation.” In general, for a grant under the Plan to qualify as “performance-based compensation,” the Plan must have been approved by the Company’ public stockholders. Stock options, stock awards and stock appreciation rights granted under the Plan during a transition period ending on the earlier of the date of a material modification of the Plan or the 2006 annual meeting of stockholders are, however, exempt from the deduction disallowance rule of Section 162(m). Other awards of compensation under the Plan may also be exempt from the deduction disallowance role of Section 162(m) if payment of the award is made during the transition period. The availability of the exemption for awards of performance-based compensation not covered by the transition period rule depends upon obtaining approval of the Amended and Restated Plan by the Company’s public stockholders. The Board of Directors determined that it is in the best interests of the Company to seek stockholder approval at the 2005 Annual Meeting of Stockholders.

No additional grants under the Plan will be made following the date of the 2005 Annual Meeting of Stockholders unless the stockholders approve the Amended and Restated Plan.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR”
APPROVAL OF THE 2002 AMENDED AND RESTATED OMNIBUS STOCK INCENTIVE PLAN.

To approve the Amended and Restated Plan, a majority of the shares present and voting must vote “FOR” the approval of the Amended and Restated Plan. Unless you direct otherwise, if you grant a proxy your shares will be voted “FOR” the proposal to approve the Amended and Restated Plan.

Summary of the 2002 Amended and Restated Omnibus Stock Incentive Plan.

The Amended and Restated Plan authorizes the issuance of options to purchase shares of common stock and the grant of bonus stock awards, restricted common stock awards, stock appreciation rights, deferred shares, performance shares and performance units. Set forth below is a summary of the material terms of the Amended and Restated Plan. The statements contained in the summary are intended only to summarize the Amended and Restated Plan and are qualified in their entirety by reference to the Amended and Restated Plan itself. For a more complete description of the terms of the Amended and Restated Plan, you should read a copy of the Amended and Restated Plan which is attached to this proxy statement as Annex B.

Summary

Administration.   Administration of the Amended and Restated Plan has been delegated to the Compensation Committee of the Board of Directors. As used in this summary, the term “committee” means the Compensation Committee of the Board of Directors. With respect to grants to officers and directors, the committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and Section 162(m) of Code.

Eligibility.   All of our officers and employees, and those of our affiliates, are eligible to participate in the Amended and Restated Plan. Our Directors and other persons that provide consulting services to us and our affiliates are also eligible to participate in the Amended and Restated Plan. The term “affiliates” is used in this summary to refer to any subsidiary, parent or other specified entity. The term “subsidiary” is used in this summary to refer to any corporation or other corporate entity (other than the Company) in an unbroken chain of corporate entities beginning with the Company if each of the corporations or other corporate entity (other than the last corporation in the unbroken chain) owns stock possessing at least 50% of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term “parent” is used in this summary to refer to any corporation or other corporate entity (other than the Company) in an unbroken chain of corporate entities ending with the Company if each of the corporations (other than the Company) owns stock possessing at least 50% of the total combined voting power of all classes of stock in one of the other corporate entities in such chain. The term “other specified entities” is used in this summary to refer to any corporate entity, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its affiliates, and any other entity in which the Company or any of its affiliates has a material equity interest and which is designated as an “affiliate” by resolution of the committee.

Maximum Shares and Award Limits.   Under the Amended and Restated Plan, the maximum number of shares of common stock that may be subject to awards is 2,920,000. There is no provision for automatically increasing the number of shares of common stock allocated to the Amended and Restated Plan without further approval by the stockholders. No one participant may receive awards for more than 300,000 shares of common stock in any one calendar year. The maximum number of performance units that may be granted to a participant in any one calendar year is 500,000 for each full or fractional year included in the performance period for the award granted during the calendar year. These limitations, and the terms of outstanding awards, will be adjusted without the approval of our stockholders as the committee determines is appropriate in the event of a stock dividend, stock split, reclassification of stock or similar event. If an option terminates, expires or becomes un-exercisable, or shares of common stock subject to a stock award, grant of performance shares, grant of deferred shares or stock appreciation right are forfeited, the shares subject to such option, stock award, grant of performance shares, grant of deferred shares or stock appreciation right are available under the first sentence of this paragraph for future awards under the Amended and Restated Plan. In addition, shares that are issued under any type of award under the Amended and Restated Plan and that are repurchased or reacquired by us at the lesser of fair market value and the original purchase price for such shares are also available under the first sentence of this paragraph for future awards under the Amended and Restated Plan.

Stock Options.   The Amended and Restated Plan provides for the grant of both options intended to qualify as incentive stock options under Section 422 of the Code and options not intended to so qualify. Options intended to qualify as incentive stock options may be granted only to persons who are employees or employees of subsidiaries that are treated as corporations for federal income tax purposes. No participant may be granted incentive stock options that are exercisable for the first time in any calendar year for common stock having a total fair market value (determined as of the option grant) in excess of $100,000.

The committee will select the participants who are granted options and, consistent with the terms of the Amended and Restated Plan, will prescribe the terms of each option, including the vesting rules for such option. The option exercise price for options intended to qualify as incentive stock options cannot be less than the common stock’s fair market value on the date the option is granted, and in the event a participant is deemed to be a 10% owner of the Company or one of our subsidiaries, the exercise price of an incentive stock option cannot be less than 110% of the common stock’s fair market value on the date the option is granted. The option exercise price for non-qualified stock options (not intended to qualify as incentive stock options) cannot be less than the common stock’s fair market value on the date the option is granted. The Amended and Restated Plan prohibits repricing of an outstanding option, and therefore, the committee may not, without the consent of the stockholders, lower the exercise price of an outstanding option. This limitation does not, however, prevent adjustments resulting from stock dividends, stock splits, reclassifications of stock or similar events. Generally, the option price may be paid in cash, cash equivalents acceptable to the committee, shares of common stock held for at least 6 months prior to the date of exercise, payment through a broker-dealer sale and remittance procedure, a combination of cash and shares of common stock, or pursuant to any other method acceptable to the committee. Options may be exercised in accordance with requirements set by the committee. The maximum period in which an option may be exercised will be fixed by the committee, provided that (a) in order for options to qualify as incentive stock options, the maximum period cannot exceed ten years, and (b) in the event a participant is deemed to be a 10% owner of the Company or one of our corporate affiliates, the maximum period for an incentive stock option granted to such participant cannot exceed five years. Options generally will be nontransferable except in the event of the participant’s death, but the committee may allow the transfer of non-qualified stock options.

Unless provided otherwise in a participant’s stock option agreement and subject to the maximum ten year exercise period for the option, an option generally will cease to be exercisable upon the earlier of three months following the participant’s termination of service with us or our affiliate or the expiration date under the terms of the participant’s stock option agreement. The right to exercise an option will expire immediately upon the participant’s termination of service with us if the termination is for cause or is a voluntary termination any time after an event that would be grounds for termination for cause. Upon death or disability, the option exercise period is extended to the earlier of one year from the participant’s termination of service or the expiration date under the terms of the participant’s stock option agreement.

Stock Awards and Performance Based Compensation.   The committee also will select the participants who are granted bonus or restricted common stock awards and, consistent with the terms of the Amended and Restated Plan, will establish the terms of each bonus or restricted common stock award. A bonus or restricted common stock award may be subject to payment by the participant of a purchase price for the shares of common stock subject to the award, and may be subject to vesting requirements or transfer restrictions or both, if so provided by the committee. Those requirements may include, for example, a requirement that the participant complete a specified period of employment with the Company or its affiliate or the achievement of certain performance objectives. Any such performance objectives may be based on the individual performance of the participant, our performance or the performance of our affiliates, subsidiaries, divisions, departments or functions in which the participant is employed or has responsibility. In the case of a performance objective for an award intended to qualify as “performance based compensation” under Section 162(m), the performance objectives are limited to specified levels of and increases in our or a business unit’s revenue; return on equity; total earnings; earnings per share; earnings growth; return on capital; return on assets; economic value added; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; sales growth; gross margin return on investment; increase in the fair market value of the shares (including but not limited to growth measures and total stockholder return); net operating profit; cash flow (including, but not limited to, operating cash flow and free cash flow); cash flow return on investments (which equals net cash flow divided by total capital); internal rate of return; increase in net present value or expense targets, or obtaining additional or retaining existing customer contracts. A transfer of the shares of common stock subject to a restricted common stock award normally will be restricted prior to vesting. Shares of Common Stock granted in the form of bonus or restricted common stock award will vest and be released from the risk of forfeiture over a period of no less than three (3) years measured from the grant date, and, in the event of performance-based stock awards will vest and be released from the risk of forfeiture over a period of no less than one (1) year from the grant date; provided that the administrator may accelerate the vesting schedule for any bonus or restricted common stock awards, including in the event of a merger, consolidation or asset sale of the Company or in the event of the participant’s death or disability.

Stock Appreciation Rights.   The committee also will select the participants who receive stock appreciation rights under the Amended and Restated Plan. A stock appreciation right entitles the participant to receive a payment of up to the amount by which the fair market value of a share of common stock on the date of exercise exceeds the base value for a share of common stock as established by the committee at the time of grant of the award. A stock appreciation right will be exercisable at such times and subject to such conditions as may be established by the committee. A stock appreciation right may be granted either alone or in tandem with other awards under the Amended and Restated Plan. The amount payable upon the exercise of a stock appreciation right may be settled in cash or by the issuance of shares of common stock. Stock appreciation rights will vest over a period of no less than three (3) years from the grant date, and, stock appreciation rights subject to performance-based vesting will vest over a period of no less than one (1) year from the grant date; provided that the administrator may accelerate the vesting schedule for any stock appreciation rights, including in the event of a merger, consolidation or asset sale of the Company or in the event of the participant’s death or disability

Deferred Shares.   The Amended and Restated Plan also authorizes the grant of deferred shares, i.e., the right to receive a future delivery of shares of common stock, if certain conditions are met. The committee will select the participants who are granted awards of deferred shares and will establish the terms of each grant. The conditions established for earning the grant of deferred shares may include, for example, a requirement that certain performance objectives, such as those described above, be achieved. Deferred shares will vest and be released from the risk of forfeiture over a period of no less than three (3) years from the grant date, and, in the event of performance-based stock awards will vest and be released from the risk of forfeiture over a period of no less than one (1) year from the grant date; provided that the administrator may accelerate the vesting schedule for any deferred shares, including in the event of a merger, consolidation or asset sale of the Company or in the event of the participant’s death or disability

Performance Shares and Performance Units.   The Amended and Restated Plan also permits the grant of performance shares and performance units to participants selected by the committee. A performance share is an award designated in a specified number of shares of common stock that is payable in whole or in part, if and to the extent certain performance objectives are achieved. A performance unit is a cash bonus equal to $1.00 per unit awarded that is payable in whole or in part, if and to the extent certain performance objectives are achieved. The performance objectives will be prescribed by the committee for grants intended to qualify as “performance based compensation” under Section 162(m) and will be stated with reference to the performance objectives described above; provided, that each grant of performance shares or performance units will vest over a minimum period of one year. A grant of performance units may be settled by payment of cash, shares of common stock or a combination of cash and shares and may grant to the participant or reserve to the administrator the right to elect among these alternatives.

Change in Capitalization.   The number of shares of common stock covered by outstanding awards, the number of shares of common stock that have been authorized for issuance under the Amended and Restated Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of common stock and performance units that may be granted subject to awards to any participant in a calendar year, and the like, shall be proportionally adjusted by the administrator in the event of a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the common stock outstanding without receiving consideration therefore in money, services or property; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the committee and its determination shall be final, binding and conclusive.

Merger, Consolidation or Asset Sale.   If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company, all outstanding awards shall terminate. However, all such awards shall not terminate to the extent the contractual obligations represented by the award are assumed by the successor entity.

Amendment and Termination.   No awards may be granted under the Amended and Restated Plan after October 2012, which is the tenth anniversary of the date on which the 2002 Stock Incentive Plan was initially adopted. The Board of Directors may amend or terminate the Amended and Restated Plan at any time, but an amendment will not become effective without the approval of our stockholders if it increases the aggregate number of shares of common stock that may be issued under the Amended and Restated

Plan, materially increases the benefits accruing under the Amended and Restated Plan to participants, changes the class of employees eligible to receive incentive stock options or stockholder approval is required by any applicable law, regulation or rule, including any rule of the Nasdaq National Market. No amendment or termination shall, without a participant’s consent, adversely affect any rights of such participant under any award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an incentive stock option to become a nonqualified stock option shall not be treated as adversely affecting the rights of the participant.

Federal Income Tax Aspects of the 2002 Amended and Restated Omnibus Stock Incentive Plan

The following is a brief summary of the federal income tax aspects of awards that may be made under the Amended and Restated Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. The tax consequences of awards under the Amended and Restated Plan depend upon the type of award and, if the award is to an executive officer, whether the award qualifies as performance-based compensation under Section 162(m) of the Code.

Incentive Stock Options.   The recipient of an incentive stock option generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of stock from exercised incentive stock options are disposed of, by sale or otherwise. The amount by which the fair market value of the stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient’s liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the stock until more than one year after the receipt of the stock and two years after the option was granted, then, upon sale or disposition of the stock, the difference between the exercise price and the market value of the stock as of the date of exercise will be treated as a capital gain, and not ordinary income. If a recipient fails to hold the stock for the minimum required time, at the time of the disposition of the stock, the recipient will recognize ordinary income in the year of disposition in an amount equal any excess of the market value of the common stock on the date of exercise (or, if less, the amount realized or disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. The Company will not receive a tax deduction for incentive stock options which are taxed to a recipient as capital gains; however, the Company will receive a tax deduction if the sale of the stock does not qualify for capital gains tax treatment.

Nonqualified Stock Options.   The recipient of stock options not qualifying as incentive stock options generally will not be taxed upon the grant of the option, provided that the option is granted with an exercise price no less than the fair market value of the stock on the date of grant. Federal income taxes are generally due from a recipient of nonqualified stock options when the stock options are exercised. The difference between the exercise price of the option and the fair market value of the stock purchased on such date is taxed as ordinary income. Thereafter, the tax basis for the acquired stock is equal to the amount paid for the stock plus the amount of ordinary income recognized by the recipient. The Company will take a tax deduction equal to the amount of ordinary income realized by the option recipient by reason of the exercise of the option.

Other Awards.   The payment of other awards under the Amended and Restated Plan will generally be treated as ordinary compensation income at the time of payment or, in the case of restricted common stock subject to a vesting requirement, at the time substantial vesting occurs. A recipient who receives bonus or restricted shares which are not substantially vested, may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares. The amount of ordinary compensation income is equal to the amount of any cash and the amount by which the then fair market value of any common stock received by the participant exceeds the purchase price, if any, paid by the participant. Subject to the application of Section 162(m), the Company will receive a tax deduction for the amount of the compensation income.

Section 162(m).   Section 162(m) would render non-deductible to the Company certain compensation in excess of $1,000,000 in any year to certain executive officers of the Company unless such excess is “performance-based compensation” (as defined in the Code) or is otherwise exempt from Section 162(m). Options, stock appreciation rights, performance units and performance shares granted under the Amended and Restated Plan are designed to qualify as performance-based compensation. As described above with respect to bonus or restricted common stock awards and deferred shares, the committee may condition such awards on attainment of one or more performance goals that are intended to qualify such awards as performance-based compensation.

Information Regarding Plan Benefits

The awards that will be granted to eligible employees and outside Directors under the Amended and Restated Plan will be at the discretion of the Committee and, therefore, are not determinable at this time. Information regarding awards granted to our named executive officers and Directors under the plans in place during the year ended December 31, 2004 may be found under the captions “Compensation of Directors” and “Executive Compensation” above.

Vote Required for Approval of Proposal 3

Approval of the proposal to approve the Amended and Restated Plan will require a majority of votes cast at a meeting of stockholders duly called and at which a quorum is present. If a stockholder, present in person or by proxy, abstains from voting, the stockholder’s shares will not be voted. An abstention from voting has the same legal effect as a vote “against” the proposal. If a stockholder holds shares in a broker’s account and has given specific no voting instructions are given, the stockholder’s shares will not be voted with respect to the proposal and will not be counted in determining the number of shares entitled to vote on record.

DEADLINE FOR STOCKHOLDER PROPOSALS

Pursuant to Securities Exchange Act Rule 14a-8(e), proposals of stockholders intended to be presented at the 2005 Annual Meeting of Stockholders must be received by the Secretary of the Company at our principal executive offices at 12012 Sunset Hills Roads, Reston, Virginia 20190, not later than January 1, 2006 for inclusion in the proxy statement for that meeting. Under our Bylaws, a stockholder must comply with certain procedures to nominate persons for election to the Board of Directors or to propose other business to be considered at an Annual Meeting of stockholders. These procedures provide that stockholders desiring to make nominations for Directors and/or to bring a proper subject before a meeting must do so by notice timely delivered to the Secretary of the Company. The Secretary of the Company generally must receive notice of any such proposal not less than 45 days or more than 75 days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s Annual Meeting of stockholders. In the case of proposals for the 2006 Annual Meeting of Stockholders, assuming the meeting is held within 30 days of the anniversary of the 2005 Annual Meeting of Stockholders, the Secretary of the Company must receive notice at our principal executive offices in Reston, Virginia not earlier than February 15, 2006 and not later than (a) March 25, 2006 (other than proposals intended to be included in the proxy statement and form of proxy, which, as noted above, the Company must receive by January 1, 2006). If the 2006 Annual Meeting of Stockholders is not held within 30 days of the anniversary of the 2005 Annual Meeting of Stockholders, the Secretary of the Company must receive notice of any proposal at our principal executive offices in Reston, Virginia no later than the later of the 90th day prior to the 2006 Annual Meeting of Stockholders or the 10th day following the day that the notice of the 2006 Annual Meeting of Stockholders was mailed or public disclosure was made.

Generally, such stockholder notice must set forth (i) as to each nominee for Director, all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as Directors under the proxy rules of the SEC, (ii) as to any other business, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of the stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (a) the name and address of the stockholder (as they appear in the Company’s books) and beneficial owner, (b) the class and number of shares of the Company that are owned beneficially and of record by the stockholder and the beneficial owner, and (c) whether either the stockholder or the beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Company’s voting stock required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting stock to elect the nominee or nominees. A copy of the Company’s Bylaws may be obtained from our Corporate Secretary.

Management proxies will be authorized to exercise discretionary authority with respect to any stockholder proposal not included in our proxy materials unless (a) assuming the meeting is held within 30 days of the anniversary of the 2005 Annual Meeting of Stockholders we receive notice of such proposal by the later of the 45th day prior to such Annual Meeting and (b) the conditions set forth in Rule 14a-4(c)(2)(i)-(iii) under the Exchange Act are met.

ADDITIONAL INFORMATION

Management knows of no matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our Directors, officers and certain persons who own more than 10% of our common stock to file with the Securities and Exchange Commission reports concerning their beneficial ownership of our equity securities. These persons are required to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on our review of the copies of such forms received by us from our Directors, officers and greater than 10% beneficial owners, all of these reports were filed on a timely basis with the exception of single filings each for Messrs. Oleson, Antle, Culver, Dunn, Brubaker and Lloyd on January 20, 2004; single filings each for Messrs. Crawford, Florence, Marsh, Sproat and Bowsher on January 21, 2004; one filing for Dr. Culver on each of February 10 and February 12, 2004; one filing for Mr. Stenbit on May 4, 2004; and single filings each for Messrs. Crawford and Florence on June 14, 2004. We believe that all Directors and officers of SI International subject to Section 16(a) reporting are current in their reporting obligations thereunder, except as noted above.

By Order of the Board,

RAY J. OLESON
Chairman and Chief Executive Officer

Reston, Virginia
April 20, 2005

Annex A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
SI INTERNATIONAL, INC.

DEFINITIONS

When used herein, the following terms shall have the meanings set forth below:

•       “Audit Committee” means that certain committee of the Board established at a meeting of Board held on November 3, 1999, having such attributes, duties and responsibilities as set forth in this Charter.

•       “Board” means the Board of Directors of the Company.

•       “Charter” means this Charter of the Audit Committee of the Board of Directors of SI International, Inc., as amended from time to time.

•       “Committee” means the Audit Committee.

•       “Company” means SI International, Inc., a Delaware corporation.

•       “Independent Director” means a director of the Corporation other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the following persons will not be considered “Independent Directors.”

•        a director employed by the Company or by any parent or subsidiary of the Company within the past three years;

•        a director who accepted or has a “family member” who accepted any payments from the Company or any parent or subsidiary of the Company in excess of $60,000 during the current fiscal year or in any of the past three fiscal years, other than compensation for board or board committee service, payments arising solely from investments in Company securities, compensation paid to a “family member” who is a non-executive employee of the Company or any parent or subsidiary of the Company, benefits under a tax-qualified retirement plan, or loans permitted to directors and executive officers under Section 13(k) of the Securities Exchange Act;

•        a director who is a “family member” of an individual who is, or has been within the past three years, employed by the Company or by any parent or subsidiary of the Company as an executive officer;

•        a director who is, or has a “family member” who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, in the current fiscal year or in any of the past three fiscal years, payments for property or services that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than payments arising solely from investments in Company securities and payments under non-discretionary charitable contribution matching programs;

•        a director of the Company who is, or has a “family member” who is, employed as an executive officer of another entity where any of the executive officers of the Company serve on the compensation committee of such entity, or if such relationship existed in any of the past three years;

•        a director who is, or has a “family member” who is, a current partner of the Company’s independent auditor, or was, or has a “family member” who was, a partner or employee of the Company’s independent auditor who worked on the Company’s audit at any time within the past three years;

•        a director who accepts directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary thereof, provided that, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service);

•        a director who is an affiliated person of the Company or any subsidiary thereof; and

•        a director who has participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

As referred to above, the term “family member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home, and the term “affiliate” of, or a person “affiliated” with, a specified person, means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

PURPOSE

The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing and improving, as necessary:

•       The financial reports and other financial information provided by the Company to the public or any governmental authority or agency;

•       The Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics, as established by the Board and management of the Company; and

•       The Company’s auditing, accounting and financial reporting processes generally.

DUTIES AND RESPONSIBILITIES

Consistent with the foregoing purpose, the Audit Committee shall encourage continuous improvement of, and shall foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•       Serve as an independent and objective party to monitor the Company’s financial reporting processes and internal control system;

•       Review and appraise the audit efforts of the Company’s independent accountants and internal auditing personnel; and

•       Provide an open channel of communication among the independent accountants, financial and senior management, the internal auditing personnel, and the Board.

In furtherance of the foregoing duties and responsibilities, the Audit Committee is specifically authorized, empowered and directed to:

•       Review and update this Charter from time to time, but not less than annually, as conditions dictate.

•       Review the Company’s annual financial statements and any reports or other financial information submitted to the Securities and Exchange Commission, any comparable state regulatory agency, or any listing agency on which the Company’s stock is listed, including any certification, report, opinion, or review rendered by the Company’s independent accountants.

•       Review the regular internal reports to management prepared by the Company’s internal auditing personnel and management’s response.

•       Review with financial management and the independent accountants the 10-Q’s, 10-K and all other public filings prior to their filing as well as any earnings press releases or earnings guidance prior to the release of such earnings or guidance. The Committee should ensure that, to the extent pro forma information or non-GAAP financial measures is included, adequately disclose how such pro forma information or non-GAAP financial measure differs from the comparable GAAP information and that such pro forma information or non-GAAP financial measure is not given undue prominence, and to ensure that misleading presentations of the Company’s results of operations or financial condition are not otherwise provided.

•       Appoint, compensate, retain and oversee the work of the independent accountants, considering such factors as independence, qualifications and effectiveness. Such independent accountants are ultimately accountable to, and must report directly to, the Committee. On an annual basis, the Committee shall review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants’ independence.

•       Pre-approve all auditing and appropriate non-auditing services proposed by the independent accountants. The Committee may designate to one or more members of the Committee the authority to grant such pre-approvals.

•       Ascertain whether any proposed service to be provided by the independent auditors is inappropriate or unlawful. Examples of such unlawful or inappropriate activities shall include the following: (i) bookkeeping and any other related services; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management or human resources functions; (vii) broker or dealer, investment adviser or investment banking services; and (viii) legal services and other expert services unrelated to the audit. The Committee shall ascertain whether any other services that the Public Company Accounting Oversight Board determines by regulation is impermissible. The Committee or members designated by the Committee to grant pre-approvals shall not approve any of the foregoing prohibited non-auditing services. All other non-auditing services proposed to be provided by the independent auditor shall be pre-approved by the Committee or such designated members.

•       Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

•       Consult not less frequently than quarterly with the independent accountants out of the presence of management about internal control over financial reporting and the completeness and accuracy of the Company’s financial statements.

•       In consultation with the independent accountants and the internal auditors, review the integrity of the Company’s financial reporting processes, both internal and external.

•       Consider the independent accountants’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

•       Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

•       Establish routine review of and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made by management and the independent accountants in the preparation of the financial statements, and the view of each as to appropriateness of such judgments.

•       Review with the independent accountants all material written communications between the independent accountants and management.

•       Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

•       Review any significant disagreement among management and the independent accountants or the internal auditing department, in connection with the preparation of the financial statements.

•       Review with the independent accountants, the internal auditing department, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as determined by the Committee.

•       Establish, review and update procedures for the confidential and anonymous submission by employees of the Company of any accounting, financial, or disclosure concerns and establish, review and update the procedures to receive, retain and address complaints regarding questionable accounting, internal accounting controls, or auditing matters.

•       Review and approve the internal audit plan, the scope and responsibilities of the internal audit function, and the hiring of the individual to serve as the director of the internal audit function.

•       Engage and approve compensation, at the Company’s expense, for independent counsel or advisers for the Committee as the Committee determines to be necessary to carry out the Committee’s duties and responsibilities as set forth in the Charter.

•       Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

COMPOSITION

The Audit Committee shall be composed of such number of Independent Directors, but in no event less than three (3), as shall be determined by the Board from time to time. No person who is not an Independent Director shall be eligible to serve on the Audit Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices and shall be able to read and understand fundamental financial statements. In addition, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in financial sophistication. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. One member of the Committee shall also be an “audit committee financial expert” as such term is defined in the Exchange Act.

If a Chairman is not elected by the full Board, the members of the Committee may (but shall not be required to) designate a Chairman by majority vote of the full Committee membership.

MEETINGS

The Committee shall meet at least four times annually, and more frequently as circumstances dictate, and shall fix its own rules of procedure. The Committee will invite management to attend the meeting, except for executive sessions of the Committee to review management activities. The Committee may act by written consent in lieu of meeting, except as set forth below. As part of its duty to foster open communication, the Committee shall meet at least annually with management, internal audit personnel and the Company’s independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately. In addition, the Committee shall meet with the independent accountants and management quarterly to review the Company’s financial statements consistent with the provisions of this Charter.

* * * * *

This charter will be made available on the Company’s website at www.si-intl.com.

Annex B

SI INTERNATIONAL, INC. 2002
AMENDED AND RESTATED OMNIBUS STOCK INCENTIVE PLAN

1.                 PURPOSE

The SI International, Inc. 2002 Amended and Restated Omnibus Stock Incentive Plan amends and restates the SI International, Inc. 2002 Stock Incentive Plan, and is intended to promote the best interests of SI International, Inc. and its stockholders by (i) assisting the Corporation and its Affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Corporation’s businesses by affording such persons equity participation in the Corporation and (iii) associating the interests of such persons with those of the Corporation and its affiliates and stockholders.

2.                 DEFINITIONS

As used in this Plan the following definitions shall apply:

A.    “Affiliate” means (i) any Subsidiary, (ii) any Parent, (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates, and (iv) any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee.

B.     “Award” means any Option, Stock Award, Performance Unit or Performance Share granted hereunder.

C.     “Board” means the Board of Directors of the Corporation.

D.    “Cause” means (i) in the case where the Participant does not have an employment, consulting or similar agreement in effect with the Corporation or its Affiliate at the time of grant of the Award or where there is such an agreement but it does not define “cause” (or words of like import), conduct related to the Participant’s service to the Corporation or an Affiliate for which either criminal or civil penalties against the Participant may be sought, misconduct, insubordination, material violation of the Corporation or its Affiliate’s policies, disclosing or misusing any confidential information or material concerning the Corporation or any Affiliate or material breach of any employment, consulting agreement or similar agreement, or (ii) in the case where the Participant has an employment agreement, consulting agreement or similar agreement in effect with the Corporation or its Affiliate at the time of grant of the Award that defines a termination for “cause” (or words of like import), “cause” as defined in such agreement; provided, however, that with regard to any agreement that defines “cause” on occurrence of or in connection with change of control, such definition of “cause” shall not apply until a change of control actually occurs and then only with regard to a termination thereafter.

E.     “Code” means the Internal Revenue Code of 1986, and any amendments thereto.

F.     “Committee” means the Board or any Committee of the Board to which the Board has delegated any responsibility for the implementation, interpretation or administration of the Plan.

G.    “Common Stock” means the common stock, $0.01 par value, of the Corporation.

H.    “Consultant” means (i) any person performing consulting or advisory services for the Corporation or any Affiliate, or (ii) a director of an Affiliate.

I.      “Continuous Service” means that the Participant’s service with the Corporation or an Affiliate, whether as an employee, Director or Consultant, is not interrupted or terminated. A Participant’s Continuous Service shall not be deemed to have been interrupted or terminated merely because of a change in the capacity in which the Participant renders service to the Corporation or an Affiliate as an employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. The Participant’s Continuous Service shall be deemed to have terminated either upon an actual termination or upon the entity for which the Participant is performing services ceasing to be an Affiliate of the Corporation. The Committee shall determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Corporation, including sick leave, military leave or any other personal leave.

J.      “Corporation” means SI International, Inc. a Delaware corporation.

K.    “Corporation Law” means the general corporation law of the jurisdiction of incorporation of the Corporation.

L.     “Deferral Period” means the period of time during which Deferred Shares are subject to deferral limitations under Section 7.D of the Plan.

M.    “Deferred Shares” means an award pursuant to Section 7.D of the Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

N.    “Director” means a member of the Board.

O.    “Disability” shall have the meaning provided for in Section 22(e)(3) of the Code or any successor statute thereto, provided that for Awards granted after April [   ], 2005, “Disability” means that a Participant covered by a Corporation- or Affiliate-funded long term disability insurance program has incurred a total disability under such insurance program and, for a Participant not covered by such an insurance program, means that such Participant has suffered a permanent and total disability within the meaning of Section 22(e)(3) of the Code or any successor statute thereto.

P.     “Eligible Person” means an employee of the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) .

Q.    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

R.    “Fair Market Value” means, on any given date, the current fair market value of the shares of Common Stock as determined as follows:

           (i)  If the Common Stock is traded on The Nasdaq National Market or The Nasdaq SmallCap Market or is listed on a national securities exchange, the closing price for the day of determination as quoted on such market or exchange which is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

         (ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

        (iii)  In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Committee in good faith.

S.     “Incentive Stock Option” means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.

T.     “Listing Date” means the date on which the Corporation has a class of equity securities registered under Section 12 of the Securities Act.

U.    “Nonqualified Stock Option” means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.

V.    “Option” means any option to purchase shares of Common Stock granted under this Plan.

W.   “Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations (other than the Corporation) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

X.    “Participant” means an Eligible Person who is selected by the Committee to receive an Award and is party to an agreement setting forth the terms of the Award, as appropriate.

Y.    “Performance Agreement” means an agreement described in Section 8 of the Plan.

Z.     “Performance Objectives” means the performance objectives established pursuant to the Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Committee, Stock Awards. Performance Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Affiliate, subsidiary, division, department or function within the Corporation or Affiliate in which the Participant is employed or has responsibility. Any Performance Objectives applicable to Awards to the extent that such and Award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall be limited to specified levels of or increases in the Corporation’s or a business unit’s revenue, return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, economic value added, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, sales growth, gross margin return on investment, increase in the number or Fair Market Value of the Common Stock (including but not limited to growth measures and total shareholder return), net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investments (which equals net cash flow divided by total capital), internal rate of return, increase in net present value, expense targets, or obtaining additional or retaining existing customer contracts. The Awards intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code (the “Performance Objectives”) shall be preestimated in accordance with applicable regulations under Section 162(m) of the Code and the determination of attainment of such goals shall be made by the Committee. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation (including an event described in Section 9.), or the manner in which it conducts is business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable provided, however, that no such modification shall be made to an Award intended to qualify as performance-based compensation under Section 162(m) of the Code unless the Committee determines that such modification will not result in loss of such qualification or the Committee determines that loss of such qualification is in the best interests of the Corporation.

AA. “Performance Period” means a period of time established under Section 8 of the Plan within which the Performance Objectives relating to a Performance Share, Performance Unit or Stock Award are to be achieved.

BB.  “Performance Share” means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 8 of the Plan.

CC.  “Performance Unit” means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of the Plan.

DD. “Plan” means this SI International, Inc. 2002 Amended and Restated Omnibus Stock Incentive Plan, formerly known as the SI International, Inc. 2002 Stock Incentive Plan.

EE.  “Restricted Stock Award” means an award of Common Stock under Section 7.B.

FF.  “Securities Act” means the Securities Act of 1933, as amended.

GG.               “Stock Award” means a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Right, Deferred Shares or Performance Shares.

HH.               “Stock Bonus Award” means an award of Common Stock under Section 7.A.

II.    “Stock Appreciation Right” means an award of a right of the Participant under Section 7.C to receive a payment or shares of Common Stock based on the increase in Fair Market Value of the shares of Common Stock covered by the award.

JJ.    “Stock Award Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan and shall include such terms and conditions as the Committee shall authorize.

KK. “Stock Option Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of the Plan and shall include such terms and conditions as the Committee shall authorize.

LL.  “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

MM. “Ten Percent Owner” means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Parent or Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.

3.                 ADMINISTRATION

A.    Delegation of Administration.   The Board shall be the sole administrator of the Plan unless the Board delegates all or any portion of its authority to administer the Plan to a Committee. To the extent not prohibited by the charter or bylaws of the Corporation, the Board may delegate all or a portion of its authority to administer the Plan to a Committee of the Board appointed by the Board and constituted in compliance with the applicable Corporation Law. The Committee shall consist solely of three (3) or more Directors who are (i) Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; (ii) to the extent required by the rules of the market on which the Corporation’s shares are traded or the exchange on which the Corporation’ shares are listed,

“independent” within the meaning of such rules; and (iii) at such times as an Award under the Plan by the Corporation is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the Awards by a committee of “outside directors” is required to receive such relief) “outside directors” within the meaning of Section 162(m) of the Code.

B.     Powers of the Committee.   Subject to the provisions of the Plan, and in the case of a Committee appointed by the Board, the specific duties delegated to such Committee, the Committee shall have the authority:

           (i)  To construe and interpret all provisions of this Plan and all Stock Option Agreements, Stock Award Agreements and Performance Agreements under this Plan.

         (ii)  To determine the Fair Market Value of Common Stock.

        (iii)  To select the Eligible Persons to whom Awards, are granted from time to time hereunder.

         (iv)  To determine the number of shares of Common Stock or units covered by an Award; determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and determine such other terms and conditions, not inconsistent with the terms of the Plan, of each such Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or Stock Awards may be exercised or Common Stock issued thereunder, the right of the Corporation to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in the Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to an Award. Such terms may include conditions which shall be determined by the Committee and need not be uniform with respect to Participants.

          (v)  To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under the Plan may become transferable or nonforfeitable; including in that the vesting schedule for any Awards may be accelerated in the event of a merger, consolidation or asset sale of the Company or in the event of the Participant’s death or Disability.

         (vi)  To determine whether and under what circumstances an Option may be settled in cash, shares of Common Stock or other property under Section 6.I instead of Common Stock.

       (vii)  Subject to Section 6.M, to amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award. Except as specifically permitted by the Plan, the Stock Option Agreement, Stock Award Agreement or Performance Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant.

      (viii)  To prescribe the form of Stock Option Agreements, and Stock Award Agreements and Performance Agreements; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan.

The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that a Committee of the Board may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

4.                 ELIGIBILITY

A.    Eligibility for Awards.   Awards, other than Incentive Stock Options, may be granted to any Eligible Person selected by the Committee. Incentive Stock Options may be granted only to employees of the Corporation or a Parent or Subsidiary.

B.     Eligibility of Consultants.   A Consultant shall be an Eligible Person only if the offer or sale of the Corporation’s securities would be eligible for registration on Form S-8 Registration Statement because of the identity and nature of the service provided by such person, unless the Corporation determines that an offer or sale of the Corporation’s securities to such person will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale.

C.     Substitution Awards.   The Committee may make Awards and may grant Options under the Plan by assumption, in substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of the Plan (other than the maximum number of shares of Common Stock that may be issued under the Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

5.                 COMMON STOCK SUBJECT TO PLAN

A.    Share Reserve and Limitations on Grants.   Subject to adjustment as provided in Section 9, the maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options, (ii) issued pursuant to Stock Awards, and (iii) covered by Stock Appreciation Rights is 2,920,000. No Participant may receive Awards representing more than 300,000 shares in any one calendar year. In addition, the maximum number of Performance Units that may be granted to a Participant in any one calendar year is 500,000 for each full or fractional year included in the Performance Period for the grant of Performance Units during such calendar year. This limitation shall be applied as of any date by taking into account the number of shares available to be made the subject of new Awards as of such date, plus the number of shares previously issued under the Plan and the number of share subject to outstanding Awards as of such date

B.     Reversion of Shares.   If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock (or shares subject to an unexercised Stock Appreciation Right) which were subject thereto shall become available for future grant under the Plan. Shares of Common Stock that have been actually issued under the Plan shall not be returned to the share reserve for future grants under the Plan; except that shares of Common Stock issued pursuant to a Stock Award which are forfeited to the Corporation or repurchased by the Corporation at the lower of Fair Market Value or the original purchase price of such shares, shall be returned to the share reserve for future grant under the Plan. For avoidance of doubt, this Section 5.B shall not apply to any per Participant limit set forth in Section 5.A.

C.     Source of Shares.   Common Stock issued under the Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation.

6.                 OPTIONS

A.    Award.   In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the vesting schedule applicable to such Option and any other terms of such Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

B.     Option Price.   The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

           (i)  The exercise price per share for Common Stock subject to a Nonqualified Stock Option, granted to any Participant, shall be determined by the Committee and shall be an amount that is not less than one hundred percent (100%) of the Fair Market Value on the date of grant.

         (ii)  The exercise price per share for Common Stock subject to an Incentive Stock Option:

•       granted to a Participant who is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

•       granted to any other Participant, shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

C.     Maximum Option Period.   The maximum period during which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option that is intended to be an Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option that is an Incentive Stock Option may provide that it is exercisable for a period less than such maximum period.

D.    Maximum Value of Options which are Incentive Stock Options.   To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Corporation or any Parent or Subsidiary) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options are not Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.

E.     Nontransferability.   Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

F.     Vesting and Termination of Continuous Service.   Except as provided in a Stock Option Agreement, the following rules shall apply:

           (i)  Options will vest as provided in the Stock Option Agreement. An Option will be exercisable only to the extent that it is vested on the date of exercise. Vesting of an Option will cease on the date of the Participant’s termination of Continuous Service and the Option will be exercisable only to the extent the Option is vested on the date of termination of Continuous Service.

         (ii)  If the Participant’s termination of Continuous Service is for reason of death or Disability, the right to exercise the Option (to the extent vested) will expire, unless otherwise specified in the Stock Option Agreement, on the earlier of (a) one (1) year after the date of the Participant’s termination of Continuous Service, or (b) the expiration date under the terms of the Stock Option Agreement. Until the expiration date, the Participant’s heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.E.

        (iii)  If the Participant’s termination of Continuous Service is an involuntary termination without Cause or a voluntary termination (other than a voluntary termination described in Section 6.F.(iv)), the right to exercise the Option (to the extent that it is vested) will expire, unless otherwise specified in the Stock Option Agreement, on the earlier of (a) three (3) months after the date of the Participant’s termination of Continuous Service, or (b) the expiration date under the terms of the Stock Option Agreement. If the Participant’s termination of Continuous Service is an involuntary termination without Cause or a voluntary termination (other than a voluntary termination described in Section 6.F(iv)) and the Participant dies after his or her termination of Continuous Service but before the right to exercise the Option has expired, the right to exercise the Option (to the extent vested) shall expire, unless otherwise specified in the Stock Option Agreement, on the earlier of (x) one (1) year after the date of the Participant’s termination of Continuous Service or (y) the date the Option expires under the terms of the Stock Option Agreement, and, until expiration, the Participant’s heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.E.

         (iv)  If the Participant’s termination of Continuous Service is for Cause or is a voluntary termination at any time after an event which would be grounds for termination of the Participant’s Continuous Service for Cause, the right to exercise the Option shall expire, unless otherwise specified in the Stock Option Agreement, as of the date of the Participant’s termination of Continuous Service.

G.    Exercise.   An Option shall be exercised by completion, execution and delivery of notice (written or electronic) to the Corporation of the Option which states (i) the Option holder’s intent to exercise the Option, (ii) the number of shares of Common Stock with respect to which the Option is being exercised, (iii) such other representations and agreements as may be required by the Corporation and (iv) the method for satisfying any applicable tax withholding as provided in Section 10. Such notice of exercise shall be provided on such form or by such method as the Committee may designate, and payment of the exercise price shall be made in accordance with Section 6.H. Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock.

H.    Payment.   Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee. With the consent of the Committee, payment of all or part of the exercise price of an Option may also be made to the extent set forth in the Stock Option Agreement (i) by surrender to the Corporation (or delivery to the

Corporation of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for at least six (6) months prior to the date of exercise, (ii) if the Common Stock is traded on an established securities market, the Committee may approve a “cashless exercise” by payment of the exercise price by a broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the Corporation, or (iii) any other method acceptable to the Committee. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

I.      Buyout Provisions.   The Committee may at any time offer to buy out an Option previously granted for a payment in cash, shares of Common Stock or other property. Such buyout offer shall be on such terms and conditions as the Committee shall determine.

J.      Stockholder Rights.   No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Corporation.

K.    Disposition and Stock Certificate Legends for Incentive Stock Option Shares.   A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Corporation. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Option issued under the Plan be endorsed with a legend in substantially the following form:

The shares evidenced by this certificate may not be sold or transferred prior to                , 20    , in the absence of a written statement from the Corporation to the effect that the Corporation is aware of the facts of such sale or transfer.

The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option.

L.     Reload Provisions.   Options may contain a provision pursuant to which a Participant who pays all or a portion of the exercise price of the Option or the tax required to be withheld pursuant to the exercise of the Option by surrendering shares of Common Stock shall automatically be granted an Option for the purchase of the number of shares of Common Stock equal to the number of shares surrendered (a “Reload Option”). A Reload Option shall have an exercise price per share equal to the Fair Market Value of the Stock on the date of the grant of the Reload Option and shall have a term that is no longer than the original term of the exercised Option.

M.    No Repricing of Options.   The Committee may not without the approval of the stockholders of the Corporation lower the exercise price of an outstanding Option, whether by amending the exercise price of the outstanding Option or through cancellation of the outstanding Option and reissuance of a replacement or substitute Option; provided that stockholder approval shall not be required for adjustments made in connection with a capitalization event described in Section 9. in order to prevent enlargement, dilution or diminishment of rights.

7.                 STOCK AWARDS

A.    Stock Bonus Awards.   Each Stock Award Agreement for a Stock Bonus Award shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Bonus Awards may change from time to time, and the terms and conditions of separate Stock Bonus Awards need not be identical, but each Stock Bonus Award shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

           (i)  Consideration.   A Stock Bonus Award may be granted in consideration for past services actually rendered to the Corporation or an Affiliate for its benefit.

         (ii)  Vesting.   Shares of Common Stock granted under a Stock Bonus Award will be subject to forfeiture as determined by the Committee. Shares of Common Stock granted under a Stock Bonus Award shall vest and be released from the risk of forfeiture over a period of no less than three (3) years measured from the date of issuance of the Award. Notwithstanding the foregoing, a Stock Bonus Award subject to vesting based upon the achievement of specified Performance Objectives may vest and be released from the risk of forfeiture over a period of no less than one (1) year measured from the date of issuance of the Award. As provided in Section 3.B(v), the vesting schedule for a Stock Bonus Award may be accelerated in the event of a merger, consolidation or asset sale of the Company or in the event of the Participant’s death or Disability.

        (iii)  Participant’s Termination of Service.   In the event of a Participant’s termination of Continuous Service, the Corporation may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Stock Bonus Award.

         (iv)  Transferability.   Rights to acquire shares of Common Stock under the Stock Bonus Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Award Agreement, as the Committee shall determine in its discretion, so long as Common Stock granted under the Stock Bonus Award remains subject to the terms of the Stock Award Agreement.

B.     Restricted Stock Awards.   Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time, and the terms and conditions of separate Restricted Stock Awards need not be identical, but each Restricted Stock Award shall include (through incorporation of the provisions hereof by references in the agreement or otherwise) the substance of each of the following provisions.

           (i)  Purchase Price.   The purchase price, if any, of a restricted stock awards shall be determined by the Committee.

         (ii)  Consideration.   The purchase price of Common Stock acquired pursuant to the Restricted Stock Award shall be paid either: (a) in cash at the time of purchase; or (b) in any other form of legal consideration that may be acceptable to the Committee in its discretion; provided, however, that payment of the Common Stock’s “par value” shall not be made by deferred payment.

        (iii)  Vesting.   Shares of Common Stock granted under a Restricted Stock Award will be subject to repurchase or forfeiture as determined by the Committee. Shares of Common Stock granted under a Restricted Stock Award shall vest and be released from the repurchase right or risk of forfeiture over a period of no less than three (3) years measured from the date of issuance of the Award. Notwithstanding the foregoing, a Restricted Stock Award subject to vesting based upon the achievement of specified Performance Objectives may vest and be released from the repurchase right or risk of forfeiture over a period of no less than one (1) year measured from the date of issuance of the Award. As provided in Section 3.B(v), the vesting schedule for a Restricted Stock Award may be accelerated in the event of a merger, consolidation or asset sale of the Company or in the event of the Participant’s death or Disability.

         (iv)  Participant’s Termination of Service.   In the event of a Participant’s termination of Continuous Service, the Corporation may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Stock Award Agreement for such Restricted Stock Award.

          (v)  Transferability.   Rights to acquire shares of Common Stock under a Restricted Stock Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Award Agreement for such Restricted Stock Award, as the Committee shall determine in its discretion, so long as Common Stock granted under the Restricted Stock Award remains subject to the terms of the Stock Award Agreement.

C.     Stock Appreciation Rights.   Each Stock Award Agreement for Stock Appreciation Rights shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Stock Appreciation Rights may change from time to time, and the terms and conditions of separate Stock Appreciation Rights need not be identical, but each Stock Appreciation Right shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

           (i)  Benefit Provided.   Each Stock Appreciation Right shall provide the Participant with the right to receive payment in cash or shares of Common Stock having a Fair Market Value, as designated in the Stock Award Agreement for such Stock Appreciation Rights, of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of grant of such award and the Fair Market Value of the Common Stock on the date of exercise of such Stock Appreciation Right.

         (ii)  Tandem Awards.   Stock Appreciation Rights may be granted either alone or in tandem with other awards, including Options, under the Plan.

        (iii)  Vesting.   Stock Appreciation Rights shall vest over a period of no less than three (3) years measured from the date of issuance of the Award. Notwithstanding the foregoing, Stock Appreciation Rights subject to vesting based upon the achievement of specified Performance Objectives may vest over a period of no less than one (1) year measured from the date of issuance of the Award. As provided in Section 3.B(v), the vesting schedule for Stock Appreciation Rights may be accelerated in the event of a merger, consolidation or asset sale of the Company or in the event of the Participant’s death or Disability.

         (iv)  Participant’s Termination of Service.   In the event of a Participant’s termination of Continuous Service, Stock Appreciation Rights which have not vested as of the date of termination under the terms of the Stock Appreciation Right shall be forfeited.

          (v)  Transferability.   Rights to acquire cash or shares of Common Stock under a Stock Appreciation Right shall be transferable by the Participant only upon such terms and conditions as are set forth in the agreement, as the Committee shall determine in its discretion, so long as Common Stock received under the Stock Appreciation Rights remains subject to the terms of the Stock Award Agreement.

D.    Deferred Shares.   The Committee may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

           (i)  Each grant shall constitute the agreement by the Corporation to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

         (ii)  Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the date of grant.

        (iii)  Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

         (iv)  During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

          (v)  Deferred Shares shall vest over a period of no less than three (3) years measured from the date of issuance of the Award. Notwithstanding the foregoing, Deferred Shares subject to vesting based upon the achievement of specified Performance Objectives may vest over a period of no less than one (1) year measured from the date of issuance of the Award. As provided in Section 3.B(v), the vesting schedule for Deferred Shares may be accelerated in the event of a merger, consolidation or asset sale of the Company or in the event of the Participant’s death or Disability.

         (vi)  Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with the Plan.

8.                 PERFORMANCE SHARES AND PERFORMANCE UNITS.

A.    The Committee may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

           (i)  Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

         (ii)  The Performance Period with respect to each Performance Share or Performance Unit shall commence on the date established by the Committee and may be subject to earlier termination in the event of a change in control of the Corporation or similar transaction or event.

        (iii)  Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

         (iv)  Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

          (v)  Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives; provided, that each grant of Performance Shares or Performance Units shall vest over a minimum period of one year.

         (vi)  Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant. Any grant of Performance Units may specify that the amount payable, or the number of shares of Common Stock issued, with respect thereto may not exceed maximums specified by the Committee on the date of grant.

       (vii)  Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

      (viii)  If provided in the terms of the grant and subject to the requirements of Section 162(m) of the Code (in the case of Awards intended to qualify for exception therefrom), the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

         (ix)  Each grant shall be evidenced by an agreement (a “Performance Agreement”) that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares or Performance Units are subject to all of the terms and conditions of the Plan and such other terms and provisions as the Committee may determine consistent with the Plan.

9.                 CHANGES IN CAPITAL STRUCTURE

A.    No Limitations of Rights.   The existence of outstanding Awards shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

B.     Changes in Capitalization.   If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and other Awards hereunder and (ii) the number and class of shares then reserved for issuance under the Plan (including the annual increase in shares reserved) and the maximum number of shares for which Awards may be granted to a Participant during a calendar year shall be appropriately and proportionately adjusted. The conversion of convertible securities of the Corporation shall not be treated as effected “without receiving consideration.” The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

C.     Merger, Consolidation or Asset Sale.   If the Corporation is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while Options or Stock Awards remain outstanding under the Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such Options or Stock Awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Stock Awards which have not been continued, assumed or for which a substituted award has been granted shall, whether or not vested or then exercisable, unless otherwise specified in the Stock Award Agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

D.    Limitation on Adjustment.   Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.

10.          WITHHOLDING OF TAXES

The Corporation or an Affiliate shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Corporation or Affiliate in good faith believes is imposed upon it in connection with Federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements, (ii) tender back to the Corporation shares of Common Stock received pursuant to an Award to the extent necessary to comply with minimum statutory withholding rate requirements, (iii) deliver to the Corporation previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant, or (v) pay the Corporation or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Corporation or its Affiliate with respect to the Award.

11.          COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

A.    General Requirements.   No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed. The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option or Stock Award is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

B.     Participant Representations.   The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, as to the application of such exemption thereto.

12.          GENERAL PROVISIONS

A.    Effect on Employment and Service.   Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Corporation or an Affiliate, (ii) in any way affect any right and power of the Corporation or an Affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor or (iii) except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of the Plan.

B.     Use of Proceeds.   The proceeds received by the Corporation from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

C.     Unfunded Plan.   The Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

D.    Rules of Construction.   Headings are given to the Sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

E.     Choice of Law.   The Plan and all Stock Option Agreements and Stock Award Agreements entered into under the Plan shall be interpreted under the Corporation Law excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the Corporation Law.

F.     Fractional Shares.   The Corporation shall not be required to issue fractional shares pursuant to the Plan. The Committee may provide for elimination of fractional shares or the settlement of such fraction shares in cash.

G.    Foreign Employees.   In order to facilitate the making of any grant or combination of grants under the Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Corporation or any Affiliate outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan, as then in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

13.          AMENDMENT AND TERMINATION

The Board may amend or terminate this Plan from time to time; provided, however, stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of

Common Stock that may be issued under the Plan, except as contemplated by Section 5A or 9B; (ii) changes, amends or modifies the class of employees eligible to receive Incentive Stock Options; (iii) materially increases the benefits accruing under the Plan to Participants or (iv) stockholder approval is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Corporation shares are traded or exchanged on which the Corporation shares are listed. Except as specifically permitted by the Plan, Stock Option Agreement or Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant.

14.          EFFECTIVE DATE OF PLAN, DURATION OF PLAN

The Plan was adopted by the Board in October 2002 and subsequently approved by the stockholders of the Company. On April 21, 2005, the Board approved an amendment and restatement of the Plan to (i) increase the number of shares of Common Stock reserved for issuance under the Plan and (ii) adopt various provisions to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Code, which amendments are subject to approval by the stockholders of the Company.

The Plan shall continue in effect for a term of ten (10) years after its initial adoption by the Board unless sooner terminated.

SI INTERNATIONAL, INC.
By:	/s/ RAY J. OLESON
Name:	RAY J. OLESON
Title:	Chairman & Chief Executive Officer
Date:	April 21, 2005

(Side 1)

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

The undersigned hereby appoints James E. Daniel III and Thomas E. Dunn proxies, each with the power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all of the shares of stock of SI International, Inc. (the “Corporation”) standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Corporation to be held at 8:30 a.m. local time on June 16, 2005, or any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

(SIDE 2)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.  THE BOARD RECOMMENDS A VOTE FOR ALL PROPOSALS.

1.	To elect James E. Crawford, III, and Walter C. Florence as Directors serving a three (3) year term.	Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.

For all nominees (except as marked to the contrary)	Withhold Authority to vote for all nominees
In the discretion of the proxies named herein, the proxies are authorized to vote upon such other business as may properly come before the meeting.

☐	☐

2.	To ratify the appointment of Ernst & Young LLP as		Please sign exactly as name appears below. When shares are held by
	SI International’s independent accountants for the		joint tenants, both should sign. When signing as attorney, executor,
	current fiscal year.		administrator, trustee, or guardian, please give full title as such. If
FOR	AGAINST	ABSTAIN	a corporation, please sign in full corporate name by president or
☐	☐	☐	other authorized officer. If a partnership, please sign in partnership name by authorized person.

3.	To approve the 2002 Amended and Restated Omnibus Stock Incentive Plan.

FOR	AGAINST	ABSTAIN	DATED:	, 2005
☐	☐	☐

(Signature)

Record Holder Name:	(Signature if held jointly)

Address:	PLEASE VOTE, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.
Shares: